n
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transaction applies:
(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

 FARMER BROS. CO.
20333 South Normandie Avenue
Torrance, California 90502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2014

TO THE STOCKHOLDERS OF FARMER BROS. CO.:
NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held at the principal executive offices of the Company located at 20333 South Normandie Avenue, Torrance, California 90502, on Thursday, December 4, 2014, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.
To elect two Class II directors to the Board of Directors of the Company for a three-year term of office expiring at the 2017 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015;

3.	To hold an advisory (non-binding) vote to approve the Company’s executive compensation;

4.
To approve an amendment to the Farmer Bros. Co. 2005 Incentive Compensation Plan to set forth the performance-based requirements under Section 162(m) of the Internal Revenue Code and applicable Treasury Regulations; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
The Board of Directors has fixed the close of business on October 16, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.
By Order of the Board of Directors
TERI L. WITTEMAN
Secretary
Torrance, California
October 28, 2014
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2014
This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s
2014 Annual Report on Form 10-K and form proxy card are available at: http://proxy.farmerbros.com.
PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER NOMINEE. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE. ESOP PARTICIPANTS SHOULD FOLLOW THE INSTRUCTIONS PROVIDED BY THE ESOP TRUSTEE, GREATBANC TRUST COMPANY.
YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

FARMER BROS. CO.
20333 South Normandie Avenue
Torrance, California 90502

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION
General
The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 4, 2014, at 10:00 a.m., Pacific Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014 ("2014 Form 10-K") on or about November 6, 2014 to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Meeting will be held at the principal executive offices of the Company located at 20333 South Normandie Avenue, Torrance, California 90502. If you plan to attend the Annual Meeting in person, you can obtain directions to the Company’s principal executive offices at http://proxy.farmerbros.com.
Solicitation of Proxies
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Farmer Bros. common stock (“Common Stock”) in their names that are beneficially owned by others to forward to those beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the principal executive offices of the Company located at 20333 South Normandie Avenue, Torrance, California 90502 for the ten days prior to the Annual Meeting and also at the Annual Meeting.
What Am I Voting On?
You will be entitled to vote on the following proposals at the Annual Meeting:

•
The election of two Class II directors to serve on our Board for a three-year term of office expiring at the 2017 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

•	The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending June 30, 2015;

•	An advisory (non-binding) vote to approve our executive compensation;

•
The approval of an amendment (the “Incentive Plan Amendment”) to the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Incentive Plan”) to set forth the performance-based requirements under Section 162(m) of the Internal Revenue Code and applicable Treasury Regulations (“Section 162(m)”); and

•	Any other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Who Can Vote?
The Board has set October 16, 2014 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a holder of record of Common Stock as of the close of business on October 16, 2014. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.
Shares Outstanding and Quorum
At the close of business on October 16, 2014, 16,593,539 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of securities outstanding.
A majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business thereat. Your shares are counted as present at the Annual Meeting if: (i) you are present in person at the Annual Meeting; or (ii) your shares are represented by a properly submitted proxy card. If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock represented and entitled to vote thereat.
Voting of Shares
Stockholders of record as of the close of business on October 16, 2014 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. There is no cumulative voting in the election of our directors. You may vote by attending the Annual Meeting and voting in person. If you hold your shares of Common Stock as a record holder, you may also vote by completing, dating and signing the enclosed proxy card and promptly returning it in the pre-addressed, postage-paid envelope provided to you. If you hold your shares of Common Stock in street name, you will receive a notice from your bank, broker or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone. Participants in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”) should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”). If you are a record holder and plan to attend the Annual Meeting and wish to vote in person, you may request a ballot at the Annual Meeting. If your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your broker, bank or other nominee). All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.
YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
Voting Instructions by ESOP Participants
The ESOP owns approximately 15.1% of the outstanding Common Stock. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee in the same proportion as the voted allocated shares with respect to each item.
Counting of Votes
Tabulation; Broker Non-Votes. All votes will be tabulated as required by Delaware law by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes.” A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Deloitte as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the advisory vote to approve our executive compensation, or the approval of the Incentive Plan Amendment.
Election of Directors. Directors are elected by a plurality of the votes cast. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
Ratification of Accountants. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2015 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
Advisory Vote on Executive Compensation. The approval of the advisory vote on our executive compensation requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, however, will have no effect on the proposal as brokers are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.
Amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan. The approval of the Incentive Plan Amendment requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, however, will have no effect on the proposal as brokers are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.
If You Receive More Than One Proxy Card or Notice
If you receive more than one proxy card or notice from your bank, broker or other nominee, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card.
Proxy Card and Revocation of Proxy
You may vote by completing and mailing the enclosed proxy card. As a stockholder of record, if you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy as follows:

•
FOR the election of the two nominees named herein to serve on our Board as Class II directors for a three-year term of office expiring at the 2017 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

•	FOR the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2015;

•	FOR the advisory vote to approve our executive compensation; and

•	FOR approval of the Incentive Plan Amendment.
In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 20333 South Normandie Avenue, Torrance, California 90502, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). ESOP participants must contact the ESOP Trustee directly to revoke any prior voting instructions.
Voting Results
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
Interest of Certain Persons in Matters to be Acted Upon
No director or executive officer of the Company who has served at any time since the beginning of fiscal 2014, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than (i) Proposal No. 1, Election of Directors, and (ii) Proposal No. 4, Approval of Amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan. No director has informed the Company in writing that he or she intends to oppose any action intended to be taken by the Company at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
General
Under the Company’s Certificate of Incorporation and Amended and Restated By-Laws (“By-Laws”), the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors is subject to a stockholder vote. Class II consists of two directors whose term of office expires at the Annual Meeting and whose successors will be elected at the Annual Meeting to serve until the 2017 Annual Meeting of Stockholders. Class III consists of two directors, continuing in office until the 2015 Annual Meeting of Stockholders. Class I consists of three directors, continuing in office until the 2016 Annual Meeting of Stockholders.
The authorized number of directors is set forth in the Company’s Certificate of Incorporation and shall consist of not less than five or more than seven members, the exact number of which shall be fixed from time to time by resolution of the Board. The authorized number of directors is currently seven. If the number of directors is changed, any increase or decrease will be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by the sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class will hold office for a term that will coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.
Based on the recommendation of the Nominating Committee, the Board has nominated Hamideh Assadi and Guenter W. Berger for re-election to the Board as Class II directors. If re-elected at the Annual Meeting, each would serve until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Ms. Assadi and Mr. Berger are each a current director.
All of the present directors were elected to their current terms by the stockholders. There are no family relationships among any directors, nominees for director or executive officers of the Company. Except as disclosed below, none of the continuing directors or nominees is a director of any other publicly-held company.
Vote Required
Each share of Common Stock is entitled to one vote for each of the two director nominees and will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them FOR the election of the two nominees named below unless the proxies direct otherwise. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board of Directors. Each nominee has agreed to serve if elected, and the Board of Directors has no reason to believe that either nominee will be unable to serve.
Directors are elected by a plurality of the votes cast. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.

Nominees for Election as Directors
Set forth below is biographical information for each nominee for election as a Class II director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Name	Age	Director Since	Audit Committee	Compensation Committee	Nominating Committee
Hamideh Assadi	69	2011	X	X	X
Guenter W. Berger	77	1980			X
Hamideh Assadi is an independent tax consultant. She was an Associate with Chiurazzi & Associates, Seal Beach, California, from March 2007 to March 2012, where she provided tax and business consulting services for multi-state and multi-national businesses in the retail, distribution, manufacturing, real estate and service sectors. Ms. Assadi retired from the Company in January 2007 after more than 23 years of service. Prior to retirement, Ms. Assadi served in a number of roles at the Company. She served as Tax Manager from 1995 to 2006, Cost Accounting Manager from 1990 to 1995, Assistant to Corporate Secretary from 1985 to 1990, and in Production and Inventory Control from 1983 to 1985. Ms. Assadi received her B.S. in Business Administration with an emphasis in Accounting from the College of Business in Tehran, Iran, and a Master’s degree in International Law and International Organizations from the School of Law at the University of Tehran, Iran. She also received a Certificate for Professionals in Taxation from the University of California, Los Angeles, and a Certificate of Enrollment to practice before the Internal Revenue Service. We believe Ms. Assadi’s qualifications to sit on our Board include her deep knowledge of, and extensive experience as a former employee of, the Company, and her credentials and extensive experience in the fields of taxation and accounting.
Guenter W. Berger currently serves as Chairman of the Board. He retired in December 2007 as Chief Executive Officer of the Company after more than 47 years of service in various capacities. Mr. Berger served as Chief Executive Officer of the Company from 2005 to 2007, President from August 2005 through July 2006, and Interim President and Chief Executive Officer from January 2005 to August 2005. For more than 25 years, from 1980 to 2005, Mr. Berger served as Vice President of Torrance inventory, production, coffee roasting and distribution operations. We believe Mr. Berger’s qualifications to sit on our Board include his longstanding tenure with the Company resulting in a deep understanding of our operations and extensive knowledge of the foodservice industry and the production and distribution processes related to coffee, tea and culinary products.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.
Directors Continuing in Office
Set forth below is biographical information for each director continuing in office and a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Name	Age	Director Since	Class	Term Expires	Audit Committee	Compensation Committee	Nominating Committee
Randy E. Clark	62	2012	III	2015	X	X	X
Jeanne Farmer Grossman	64	2009	III	2015		Chair	X
Michael H. Keown	52	2012	I	2016
Charles F. Marcy	64	2013	I	2016			Chair
Christopher P. Mottern	70	2013	I	2016	Chair		X
Randy E. Clark is a retired foodservice executive and CPA. He has consulted for equity groups in the food industry since 2009 and has served on the board of trustees for Whitworth University since 2012. He served as President and Chief Executive Officer of Border Foods, Inc., the largest producer of green chile in the world and one of the largest producers of jalapenos in the United States, from 2008 to 2011. Mr. Clark’s earlier experience includes serving as Chief Executive Officer of Fruit Patch, Inc., one of the largest distributors of stone fruits in the United States; President and Chief Executive Officer of Mike Yurosek & Son, LLC, a produce grower and processor; and Vice President, Sales, Marketing and Production with William Bolthouse Farms, a produce grower and processor. Mr. Clark was a Professor of Accounting and Marketing at the Masters College in Santa Clarita, California, from 1999 to 2003. Mr. Clark received his undergraduate degree from Cedarville College, an M.S. in Accounting from Kent State University, and a Doctorate in Organizational Leadership from

Pepperdine University. We believe Mr. Clark’s qualifications to sit on our Board include his extensive background and experience in the foodservice business, and his accounting and financial expertise.
Jeanne Farmer Grossman is a retired teacher and a homemaker. She is the sister of Carol Farmer Waite, a former director, and the late Roy E. Farmer, who served as Chairman of the Board from 2004 to 2005, Chief Executive Officer from 2003 to 2005, and President from 1993 to 2005, and the daughter of the late Roy F. Farmer, who served as Chairman of the Board from 1951 to 2004 and Chief Executive Officer from 1951 to 2003. Ms. Grossman received her undergraduate degree and teaching credentials from the University of California at Los Angeles. We believe Ms. Grossman’s qualifications to sit on our Board include her extensive knowledge of the Company’s culture and sensitivity for Company core values, extensive training in program creation and development, curriculum development, the development and evaluation of measurable objective protocol and individual/group task evaluation, as well as committee work in various areas including fundraising, staffing and outreach.
Michael H. Keown joined the Company as President and Chief Executive Officer on March 23, 2012. Mr. Keown served in various executive capacities at Dean Foods Company, a food and beverage company, from 2003 to March 2012. He was at WhiteWave Foods Company, a subsidiary of Dean Foods, from 2004 to March 2012, including as President, Indulgent Brands from 2006 to March 2012. He was also responsible for WhiteWave’s alternative channel business comprised largely of foodservice. Mr. Keown served as President of the Dean Branded Products Group of Dean Foods from 2003 to 2004. Mr. Keown joined Dean Foods from The Coca-Cola Company, where he served as Vice President and General Manager of the Shelf Stable Division of The Minute Maid Company. Mr. Keown has over 25 years of experience in the Consumer Goods business, having held various positions with E.&J. Gallo Winery and The Procter & Gamble Company. Mr. Keown received his undergraduate degree in Economics from Northwestern University. We believe Mr. Keown’s qualifications to sit on our Board include his in-depth knowledge of food manufacturing, food processing and the foodservice business, and his ability to provide a critical link between management and the Board of Directors thereby enabling the Board to provide its oversight function with the benefit of management’s perspective of the business.
Charles F. Marcy has served as Interim CEO of Turtle Mountain, LLC, a privately held natural foods company, and the maker of the So Delicious brand of dairy free products since May 2013. Prior to this, he was a principal with Marcy & Partners, Inc., providing strategic planning and acquisition consulting to companies with a consumer focus. Mr. Marcy served as President and Chief Executive Officer and a member of the Board of Directors of Healthy Food Holdings, a holding company for branded "better-for-you" foods and the maker of YoCrunch Yogurt and Van's Frozen Waffles from 2005 through April 2010. Previously, Mr. Marcy served as President, Chief Executive Officer and a Director of Horizon Organic Holdings, then a publicly traded company listed on Nasdaq with a leading market position in the organic food business in the United States and the United Kingdom, from 1999 to 2005. Mr. Marcy also previously served as President and Chief Executive Officer and a member of the Board of Directors of the Sealright Corporation, a manufacturer of dairy packaging and packaging systems, from 1995 to 1998. From 1993 to 1995, Mr. Marcy was President of the Golden Grain Company, a subsidiary of Quaker Oats Company and maker of the Near East brand of all-natural grain-based food products. From 1991 to 1993, Mr. Marcy was President of National Dairy Products Corp., the dairy division of Kraft General Foods. From 1974 to 1991, Mr. Marcy held various senior marketing and strategic planning roles with Sara Lee Corporation and General Foods. Mr. Marcy has served on the Board of Directors of B&G, Foods, Inc. (“B&G”), a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 2010. Mr. Marcy currently serves on the Compensation Committee and Nominating and Governance Committee of the Board of Directors of B&G. In addition, Mr. Marcy currently serves on the Board of Trustees of Washington and Jefferson College, where he serves as Chairman of the Finance Committee. Mr. Marcy received his undergraduate degree in Mathematics and Economics from Washington and Jefferson College, and his MBA from Harvard Business School. We believe Mr. Marcy’s qualifications to sit on our Board include his senior management and leadership experience in the food industry, as well as his corporate governance and public company board and executive compensation experience.
Christopher P. Mottern served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from 1997 to 2002 and a director of Peet's Coffee & Tea, Inc., from 1997 through 2004. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines, now part of Diageo plc, a multinational alcoholic beverage company. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. He has served as a director, including lead director, and member of the finance committee, of a number of private companies. Mr. Mottern received his undergraduate degree in Accounting from the University of Connecticut. Mr. Mottern is a Certified Public Accountant. We believe Mr. Mottern’s qualifications to sit on our Board include his senior management and leadership experience in the coffee industry, as well as the requisite financial and accounting experience to serve on the Audit Committee, including as an audit committee financial expert under applicable SEC rules.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2015, and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP (“EY”) served as the Company’s independent registered public accounting firm and provided tax services in fiscal 2013 and for part of fiscal 2014, until December 23, 2013, when the Company engaged Deloitte as its independent registered public accounting firm. Prior to Deloitte’s engagement as the Company’s independent registered public accounting firm, certain affiliates of Deloitte provided tax services and consulting services to the Company in fiscal 2014 and 2013. A representative of Deloitte is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by the By-Laws or otherwise. However, the Board is submitting the selection of Deloitte to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte but still may retain them. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our stockholders.
Change in Independent Registered Public Accounting Firm
On December 23, 2013, the Audit Committee dismissed EY as the Company’s independent registered public accounting firm. Also on that date, the Audit Committee approved the engagement of Deloitte as the Company’s independent registered public accounting firm effective as of such date.
During the fiscal years ended June 30, 2012 and 2013, and in the subsequent interim period through December 23, 2013, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its report.
During the fiscal years ended June 30, 2012 and 2013, and in the subsequent interim period through December 23, 2013, there was one reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) related to a material weakness in the Company’s internal control over financial reporting, as disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 (the “2013 Form 10-K”). The Company’s management concluded that as of June 30, 2013 the Company’s internal control over financial reporting was not effective because of the existence of a material weakness related to the Company’s controls over its accounting for and reporting of other postretirement benefit obligations, as described in Item 9A of the 2013 Form 10-K, which description is incorporated herein by reference. EY’s audit report dated October 9, 2013 with respect to the Company’s internal control over financial reporting as of June 30, 2013 (the “EY Internal Control Report”) opined that the Company did not maintain effective internal control over financial reporting as of June 30, 2013 because of this material weakness, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (1992 framework) (the “COSO Criteria”). The Audit Committee has discussed the subject matter of this material weakness with EY and has authorized EY to respond fully to the inquiries of any successor accountant concerning this material weakness.
The audit report of EY on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended June 30, 2013 and 2012 (the “EY Audit Report”) did not contain an adverse opinion or a disclaimer of opinion, and the EY Audit Report was not qualified or modified as to uncertainty, audit scope or accounting principles. The EY Audit Report states that “the June 30, 2012 and 2011 consolidated financial statements have been restated to correct errors for the improper accounting for other postretirement benefit obligations.” The EY Audit Report references the EY Internal Control Report’s adverse opinion on the Company’s internal control over financial reporting, based on the COSO Criteria.

The Company provided EY with a copy of the above disclosures and requested that EY furnish a letter addressed to the SEC stating whether it agrees with the foregoing statements. A copy of the letter dated December 30, 2013 furnished by EY in response to this request was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2013.
During the fiscal years ended June 30, 2013 and 2012, and in the subsequent interim period through December 23, 2013, neither the Company nor anyone on its behalf consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Vote Required
The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Deloitte.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF
THE SELECTION OF DELOITTE & TOUCHE LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 16, 2014, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock as of such date, except as noted in the footnotes below:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Farmer Group	6,074,577 shares(4)	36.6%
Farmer Bros. Co. Employee Stock Ownership Plan	2,507,080 shares(5)	15.1%
 __________

(1)	The address for the Farmer Group and the ESOP is c/o Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502.

(2)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Information in this table regarding beneficial owners of more than five percent (5%) of the Common Stock is based on information provided by them or obtained from filings under the Exchange Act. Unless otherwise indicated in the footnotes, each of the beneficial owners of more than five percent (5%) of the Common Stock has sole voting and/or investment power with respect to such shares.

(3)
The “Percent of Class” reported in this column has been calculated based upon the number of shares of Common Stock outstanding as of October 16, 2014 and may differ from the “Percent of Class” reported in statements of beneficial ownership filed with the SEC.

(4)
Total beneficial ownership as reflected in a Form 4 filed with the SEC on December 28, 2012 by Carol Farmer Waite, Richard F. Farmer and Jeanne Farmer Grossman and a Form 4 filed with the SEC on December 9, 2013 by Jeanne Farmer Grossman. Pursuant to a Schedule 13D/A filed with the SEC on September 21, 2006, for purposes of Section 13 of the Exchange Act, Carol Farmer Waite, Richard F. Farmer and Jeanne Farmer Grossman comprise a group (the “Farmer Group”). The Farmer Group is deemed to be the beneficial owner of all shares beneficially owned by its members with shared power to vote and dispose of such shares. Each member of the Farmer Group is the beneficial owner of the following shares (in accordance with the beneficial ownership regulations, in certain cases the same shares of Common Stock are shown as beneficially owned by more than one individual or entity):

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of Class	Shares Disclaimed	Sole Voting and Investment Power	Shared Voting and Investment Power
Carol Farmer Waite	3,797,315	22.9%	106,996	1,355,252	2,549,059
Richard F. Farmer	3,652,837	22.0%	178,675	1,276,363	2,555,149
Jeanne Farmer Grossman	893,903	5.4%	6,030	881,783	18,150

(5)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2014. Includes 1,944,154 allocated shares and 562,926 shares as yet unallocated to plan participants as of December 31, 2013. The ESOP Trustee votes the shares held by the ESOP that are allocated to participant accounts as directed by the participants or beneficiaries of the ESOP. Under the terms of the ESOP, the ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee in the same proportion as the voted allocated shares with respect to each item. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are Michael H. Keown, Mark J. Nelson, Thomas J. Mattei, Jr., Patrick Quiggle and Rene E. Peth. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 16, 2014, by: (i) each current director; (ii) all individuals serving as the Company’s principal executive officer or acting in a similar capacity during fiscal 2014, all individuals serving as the Company’s principal financial officer or acting in a similar capacity during fiscal 2014,  the Company’s two other executive officers (other than the principal executive officer and principal financial officer) who were serving as executive officers at the end of fiscal 2014, and one additional individual for whom disclosure would have been provided but for the fact that she was not serving as an executive officer of the Company at the end of fiscal 2014 (collectively, the “Named Executive Officers”); and (iii) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Non-Employee Directors:
Hamideh Assadi	9,463	(3)	*
Guenter W. Berger	31,239	(4)	*
Randy E. Clark	10,448	(5)	*
Jeanne Farmer Grossman	893,903	(6)	5.4%
Charles F. Marcy	3,959	(7)	*
Christopher P. Mottern	5,459	(8)	*
Named Executive Officers:
Michael H. Keown	164,572	(9)	1.0%
Mark J. Nelson	22,542	(10)	*
Thomas W. Mortensen	42,874	(11)	*
Mark A. Harding	—	(12)	*
Hortensia R. Gómez	—	(13)	*
All directors and executive officers as a group (12 individuals)(14)	6,365,133		38.4%
__________
*    Less than 1%

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Information in this table is based on the Company’s records and information provided by directors, nominees, executive officers and in public filings. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors, nominees and executive officers has sole voting and/or investment power with respect to such shares, including shares held in trust.

(2)
Includes (i) shares of restricted stock which have not yet vested as of October 16, 2014, awarded under the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan and its predecessor plan, the Farmer Bros. Co. 2007 Omnibus Plan (the "Omnibus Plan") (hereinafter collectively referred to as the “Amended Equity Plan” unless the context otherwise requires), over which the individuals shown have voting power but no investment power; and (ii) shares which the individuals shown have the right to acquire upon the exercise of vested options as of October 16, 2014 or within 60 days thereafter as set forth in the table below. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.

Name	Vested Options (#)	Right to Acquire Under Vested Options Within 60 Days (#)		Restricted Stock (#)
Non-Employee Directors:
Hamideh Assadi	—	—		4,975
Guenter W. Berger	—	—		4,975
Randy E. Clark	—	—		3,153
Jeanne Farmer Grossman	—	—		4,975
Charles F. Marcy	—	—		1,459
Christopher P. Mottern	—	—		1,459
Named Executive Officers:
Michael H. Keown	70,000	38,489	(a)	23,840
Mark J. Nelson	9,815	6,265	(b)	5,947
Thomas W. Mortensen	12,667	7,221	(c)	12,697
Mark A. Harding(d)	—	—		—
Hortensia R. Gómez(e)	—	—		—
 __________

(a)
Includes 15,156 shares issuable upon the exercise of non-qualified stock options with performance-based and time-based vesting (“PNQs”) which are expected to vest within 60 days after October 16, 2014.

(b)	Issuable upon the exercise of PNQs which are expected to vest within 60 days of October 16, 2014.

(c)	Includes 2,663 shares issuable upon the exercise of PNQs which are expected to vest within 60 days of October 16, 2014.

(d)
Excludes 8,527 shares of restricted stock and 18,657 shares subject to unvested stock options which were forfeited upon Mr. Harding’s separation from employment with the Company effective July 31, 2014.

(e)
Excludes 2,935 shares of restricted stock and 3,924 shares subject to unvested stock options which were forfeited upon Ms. Gómez’s separation from employment with the Company effective January 24, 2014, and 6,000 shares subject to vested stock options which were not exercised within the terms of the award and cancelled.

(3)	Includes 4,488 shares owned outright.

(4)
Includes 11,580 shares owned outright, 8,060 shares held in trust with voting and investment power shared by Mr. Berger and his wife, and 6,624 shares previously allocated to Mr. Berger under the ESOP which have been distributed to Mr. Berger and are now owned outright.

(5)	Includes 7,295 shares owned outright.

(6)
Includes shares held in various family trusts of which Ms. Grossman is the sole trustee, co-trustee, beneficiary and/or settlor. Ms. Grossman is the beneficial owner of: (i) 9,550 shares of Common Stock as a successor trustee of a trust for the benefit of her daughter over which she has sole voting and dispositive power; (ii) 858,378 shares of Common Stock as sole trustee of the Jeanne F. Grossman Trust, dated August 22, 1997; (iii) 12,120 shares of Common Stock as successor co-trustee of various trusts, for the benefit of herself and family members, and over which she has shared voting and dispositive power with Richard F. Farmer; (iv) 8,880 shares owned outright; and (v) 4,975 shares of restricted stock. Ms. Grossman disclaims beneficial ownership of 6,030 shares held in a trust for the benefit of her nephew. Total beneficial ownership of the Farmer Group, which includes Ms. Grossman, is 6,074,577 shares, as shown in the table above under the heading “Security Ownership of Certain Beneficial Owners.”

(7)	Includes 2,500 shares owned outright.

(8)	Includes 4,000 shares indirectly owned by Mr. Mottern as co-trustee for a family trust.

(9)	Includes 31,140 shares owned outright and 1,103 shares beneficially owned by Mr. Keown through the ESOP, rounded to the nearest whole share.

(10)	Includes 515 shares beneficially owned by Mr. Nelson through the ESOP, rounded to the nearest whole share.

(11)	Includes 2,238 shares owned outright and 8,051 shares beneficially owned by Mr. Mortensen through the ESOP, rounded to the nearest whole share.

(12)
Excludes 8,351 shares previously owned outright and 3,519 shares previously allocated to Mr. Harding under the ESOP which were distributed to Mr. Harding, all of which shares have been sold. Mr. Harding separated from employment with the Company effective July 31, 2014.

(13)
Excludes 129 shares previously held in a trust, 1,000 shares previously owned outright and 4,580 shares previously allocated to Ms. Gómez under the ESOP which were distributed to Ms. Gómez, all of which shares have been sold. Ms. Gómez separated from employment with the Company effective January 24, 2014.

(14)	Includes 6,074,577 shares of Common Stock beneficially owned by the Farmer Group, including the 893,903 shares beneficially owned by Ms. Grossman.

CORPORATE GOVERNANCE

Director Independence
At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee and affirmatively determines whether each director or nominee qualifies as independent. The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making its independence determinations, the Board reviewed transactions, relationships and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):

Director	Status
Hamideh Assadi	Independent(1)
Guenter W. Berger	Independent(2)
Randy E. Clark	Independent
Jeanne Farmer Grossman	Independent(3)
Michael H. Keown	Not Independent(4)
Martin A. Lynch	Independent(5)
Charles F. Marcy	Independent(6)
James J. McGarry	Independent(7)
Christopher P. Mottern	Independent(8)
__________

(1)
Ms. Assadi was an employee of Farmer Bros. from 1983 to 2006, including serving as Tax Manager from 1995 to 2006, Cost Accounting Manager from 1990 to 1995, Assistant to Corporate Secretary from 1985 to 1990, and Production and Inventory Control from 1983 to 1985. Ms. Assadi is entitled to certain retiree benefits generally available to Company retirees and is entitled to a death benefit provided by the Company to certain of its retirees and employees.

(2)
Mr. Berger is the Chairman of the Board and former Chief Executive Officer of the Company. Mr. Berger is entitled to certain retiree benefits generally available to Company retirees and is entitled to a death benefit provided by the Company to certain of its retirees and employees.

(3)
Ms. Grossman is the sister of Carol Farmer Waite, a former director, and the sister of the late Roy E. Farmer and daughter of the late Roy F. Farmer, both of whom were executive officers of the Company more than three years ago. The Farmer Group beneficially owns approximately 36.6% of the outstanding Common Stock.

(4)	Mr. Keown is the Company’s President and Chief Executive Officer.

(5)	Mr. Lynch stepped down as a Class I director at the end of his term on December 5, 2013.

(6)
Mr. Marcy served on the board of directors of Community Food Share, a nonprofit corporation, with Mr. Keown for a period ending in 2008. Mr. Marcy was elected as a Class I director at the 2013 Annual Meeting on December 5, 2013.

(7)
Mr. McGarry is a partner in the law firm of McGarry & Laufenberg. During the last three fiscal years, McGarry & Laufenberg billed legal fees and costs to the Company and/or Liberty Mutual Insurance Company, one of the Company’s insurance carriers, in connection with various matters relating to the Company. The foregoing amounts did not exceed the greater of five percent (5%) of McGarry & Laufenberg’s gross revenues or $200,000 during the applicable fiscal year. Mr. McGarry stepped down as a Class I director at the end of his term on December 5, 2013.

(8)	Mr. Mottern was elected as a Class I director at the 2013 Annual Meeting on December 5, 2013.

Board Meetings and Attendance
The Board held seven meetings during fiscal 2014, including four regularly scheduled and three special meetings. During fiscal 2014, each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session following each regularly scheduled Board meeting. Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members’ attendance at the Company’s annual meeting of stockholders. All directors who were then serving were present at the 2013 Annual Meeting of Stockholders held on December 5, 2013 with the exception of Martin A. Lynch and James J. McGarry, each of whom stepped down as a director at the 2013 Annual Meeting at the end of his term.
Charters; Code of Conduct and Ethics
The Board maintains charters for the Audit Committee, Compensation Committee and Nominating Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. Current committee charters and the Code of Conduct and Ethics are available on the Company’s website at www.farmerbros.com. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Board Committees
The Board maintains the following committees to assist it in discharging its oversight responsibilities:
Audit Committee
The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s principal purposes are to oversee on behalf of the Board the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. The Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures and internal control over financial reporting that management has established; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.
During fiscal 2014, the Audit Committee met seven times. Christopher P. Mottern serves as Chair, and Hamideh Assadi and Randy E. Clark currently serve as members of the Audit Committee. Mr. Lynch served as a member and Chair of the Audit Committee through the end of his term as a director on December 5, 2013. Mr. Mottern was appointed to, and became Chair of, the Audit Committee on December 5, 2013 upon his election to the Board. All members of the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member is independent under the Nasdaq listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. That person is Christopher P. Mottern, the Audit Committee Chair.
Compensation Committee
Overview
The Compensation Committee is a standing committee of the Board. The Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.

During fiscal 2014, the Compensation Committee met twelve times. Jeanne Farmer Grossman serves as Chair, and Hamideh Assadi and Randy E. Clark currently serve as members of the Compensation Committee. The Board has determined that all Compensation Committee members are independent under the Nasdaq listing standards.
Executive Compensation
The processes and procedures of the Compensation Committee for considering and determining executive officer compensation are as follows:

•
In making determinations regarding executive officer compensation, the Compensation Committee considers competitive market data among several other factors such as Company financial performance and financial condition, individual executive performance, tenure, the importance of the role at the Company and pay levels among the Company’s executives, as well as input and recommendations of the Chief Executive Officer with respect to compensation for those executive officers reporting directly to him. The Compensation Committee has typically followed these recommendations. In the case of the Chief Executive Officer’s compensation, the Chief Executive Officer may make a recommendation to the Compensation Committee with respect to his compensation, and the Compensation Committee may also solicit input from the other disinterested Board members; however the Compensation Committee has sole authority for the final compensation determination.

•
Base salary for our executive officers is determined by the Compensation Committee annually, generally in the first quarter of the fiscal year, with any adjustments to base salary to be effective as of the date determined by the Compensation Committee. Additional adjustments to base salary may be made during the fiscal year to reflect, among other things, changes in title and/or job responsibilities, or changes in light of the Company’s performance or financial condition.

•
With respect to incentive compensation for our executive officers under the Incentive Plan, generally during the first quarter of each fiscal year, the Compensation Committee evaluates the executive officer’s performance in light of the performance goals and objectives established for the prior fiscal year and determines the level of incentive compensation to be awarded to each executive officer. As part of the evaluation process, the Compensation Committee solicits comments from the Chief Executive Officer with respect to achievement of individual goals by those executive officers reporting to him. In the case of the Chief Executive Officer, the Compensation Committee may also solicit input from the other disinterested Board members. Additionally, the executive officers, including the Chief Executive Officer, have an opportunity to provide input regarding their contributions to the Company’s performance and achievement of individual goals for the period being assessed. The Compensation Committee also reviews, evaluates, and ultimately certifies the achievement by the Company of financial performance goals of the prior fiscal year. Incentive compensation for executive officers is approved by the Compensation Committee or, upon recommendation of the Compensation Committee, submitted to the disinterested members of the Board for approval. Following determination of incentive compensation awards for the prior fiscal year, the Compensation Committee establishes individual and corporate performance goals and objectives for each executive officer for the current fiscal year. The Chief Executive Officer typically provides input and recommendations to the Compensation Committee with respect to setting individual and corporate performance goals and objectives for each executive officer, including the Chief Executive Officer. In light of these recommendations, the Compensation Committee determines the individual and corporate performance goals and objectives for the fiscal year and informs the executive officers.

•
The Compensation Committee has the authority to make equity-based grants under the Amended Equity Plan to eligible individuals for purposes of compensation, retention or promotion, and in connection with commencement of employment. Equity compensation is generally determined on the date of the regularly scheduled meeting of the Board of Directors in December of each year. Additional equity awards may be made during the fiscal year to new hires and to reflect, among other things, changes in title and/or job responsibilities, or to offset changes to cash compensation in light of the Company’s performance or financial condition. The Chief Executive Officer typically provides input and recommendations to the Compensation Committee with respect to the number of shares to be granted pursuant to any award. Proposed equity awards to all executive officers are discussed and presented to the entire Board prior to award by the Compensation Committee.

•
The Compensation Committee has the authority to retain consultants to advise on executive officer compensation matters. In fiscal 2014, the Compensation Committee utilized the services of Strategic Apex Group LLC (“Strategic Apex Group”) to advise on the Company’s comprehensive executive compensation strategy, including base salary and all forms of incentive compensation. Strategic Apex Group was directed by the Compensation Committee to help develop and refine the applicable peer group to be used and make recommendations regarding the amount and form of total compensation to be delivered to executive officers and other Company employees, the use and administration of long-term incentive compensation including alternative forms of long-term incentive compensation, and strengthening of integration of performance requirements. Strategic Apex Group attended one of the twelve Compensation Committee meetings held in fiscal 2014. Strategic Apex Group reported directly to the Compensation Committee in connection with the services provided. The Company coordinated payment to Strategic Apex Group out of the Board of Directors’ budget.

•
The Compensation Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Compensation Committee. No such delegation of authority was made in fiscal 2014.

•	The Compensation Committee generally holds executive sessions (with no members of management present) at each of its meetings.
Director Compensation
In addition to considering and determining compensation for our executive officers, the Compensation Committee evaluates and makes recommendations to the Board regarding compensation for non-employee Board members. Any Board member who is also an employee of the Company does not receive separate compensation for service on the Board.
The processes and procedures of the Compensation Committee for considering and determining director compensation are as follows:

•
The Compensation Committee has authority to evaluate and make recommendations to the Board regarding director compensation. The Compensation Committee conducts this evaluation periodically by reviewing our director compensation practices against the practices of an appropriate peer group and market survey information. Based on this evaluation, the Compensation Committee may determine to make recommendations to the Board regarding possible changes.

•
The Compensation Committee has the authority to retain consultants to advise on director compensation matters. In fiscal 2014, Strategic Apex Group provided competitive peer group information on total director pay (cash and equity). In addition, at the request of the Chief Executive Officer, Strategic Apex Group provided director compensation benchmarking information for the use of the Board of Directors in connection with the search for director candidates. Such request was conducted under the engagement of Strategic Apex Group by the Compensation Committee. No executive officer has any role in determining or recommending the form or amount of director compensation.

•	The full Board serves as administrator under the Amended Equity Plan with respect to equity awards made to non-employee directors.

•
The Compensation Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Compensation Committee. No such delegation of authority was made in fiscal 2014.

Compensation Committee Interlocks and Insider Participation
During fiscal 2014, Hamideh Assadi, Randy E. Clark and Jeanne Farmer Grossman served as members of the Compensation Committee. No member of the Compensation Committee is an officer or former officer of the Company, was an employee of the Company during fiscal 2014, or has any relationship requiring disclosure by the Company as a related person transaction under SEC rules. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or member of the Compensation Committee during fiscal 2014.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s 2014 Form 10‑K.
Compensation Committee
of the Board of Directors
Jeanne Farmer Grossman, Chair
Hamideh Assadi
Randy E. Clark
Nominating Committee
The Nominating Committee is a standing committee of the Board. The Nominating Committee’s principal purposes are to assist the Board in ensuring that it is appropriately constituted in order to meet its fiduciary obligations, including by identifying persons qualified to become Board members and recommending to the Board individuals to be selected as director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board.
During fiscal 2014, the Nominating Committee met five times regarding the nomination of directors for election at the 2013 Annual Meeting. Charles F. Marcy serves as Chair, and Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman and Christopher P. Mottern currently serve as members of the Nominating Committee. Messrs. Lynch and McGarry served as members, and Mr. McGarry served as Chair, of the Nominating Committee through the end of their term as directors on December 5, 2013. Messrs. Marcy and Mottern were appointed to, and Mr. Marcy was appointed Chair of, the Nominating Committee on December 5, 2013 upon their election to the Board. The Board has determined that all Nominating Committee members are independent under the Nasdaq listing standards.
Director Qualifications and Board Diversity
The Nominating Committee is responsible for determining Board of Director membership qualifications and for selecting, evaluating and recommending to the Board nominees for the annual election to the Board and to fill vacancies as they arise. The Nominating Committee maintains, with the approval of the Board, guidelines for selecting nominees to serve on the Board and considering stockholder recommendations for nominees. The Nominating Committee believes that the ideal constitution of the Board of Directors should include, and thus its nominees to the Board of Directors should promote, the following composition of directors: the Chief Executive Officer of the Company; one or more nominees with upper management experience with the Company, in the coffee industry, in a complementary industry or who have desired professional expertise; three nominees who are independent and have the requisite accounting or financial qualifications to serve on the Audit Committee; and at least three nominees who are independent and have executive compensation experience to serve on the Compensation Committee. All nominees should contribute substantially to the Board’s oversight responsibilities and reflect the needs of the Company’s business. Additionally, the Nominating Committee believes that a member of the Farmer family, founding and substantial stockholders of the Company, or their representative should serve on the Board of Directors. The Nominating Committee believes that diversity has a place when choosing among candidates who otherwise meet the selection criteria, but the Company has not established a policy concerning diversity in Board composition. The Nominating Committee is responsible for evaluating and recommending to the Board the total size and composition of the Board. In connection with the annual nomination of directors, the Nominating Committee reviews with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, background and diversity advisable for the Board as a whole. The background of each director and nominee is described above under “Proposal No. 1—Election of Directors.”
For purposes of identifying nominees for the Board of Directors, the Nominating Committee often relies on professional and personal contacts of the Board and senior management. If necessary , the Nominating Committee may explore alternative sources for identifying nominees, including engaging, as appropriate, a third party search firm to assist in identifying qualified candidates. The Nominating Committee retained Leadership Capital Partners, LLC in 2013 to assist with identifying potential director nominees for the 2013 Annual Meeting. No such search firms were retained by the Nominating Committee in 2014.
The Nominating Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed nominees should be sent to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, Attention: Secretary. The Nominating Committee will evaluate candidates proposed by stockholders using the following criteria: Board needs (see discussion of slate of nominees above); relevant business experience; time availability; absence of conflicts of interest; and perceived ability to contribute to the Company’s success. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.
Board Leadership Structure
Under our By-Laws, the Board of Directors, in its discretion, may choose a Chairman of the Board of Directors. If there is a Chairman of the Board of Directors, such person may exercise such powers as provided in the By-Laws or assigned by the Board of Directors. Since 2007, Guenter W. Berger has served as Chairman of the Board of Directors. As described above under “Proposal No. 1—Election of Directors,” Mr. Berger has served on our Board of Directors since 1980. He retired from the Company in 2007 as Chief Executive Officer after more than 47 years of service in various capacities.
Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chief Executive Officer is generally responsible for setting agenda items with input from the Board, including the Chairman, and leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. Other than Mr. Keown, all members of the Board are independent and all Board committees are composed solely of independent directors. Due principally to the limited size of the Board, the Board has not formally designated a lead independent director and believes that as a result thereof, executive sessions of the Board, which are attended solely by independent directors, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.
Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure.
Board’s Role in Risk Oversight
The Board of Directors recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting and the Company’s major financial risk exposures, including risks relating to pension plan investments, commodity risk and hedging programs. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession at the Company. At each regular meeting, or more frequently as needed, the Board of Directors considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board of Directors as a whole, examines specific business risks in its periodic reviews of the individual business units and also of the Company as a whole, as part of its regular reviews, including as part of the strategic planning process and annual budget review and approval. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are actively involved in the risk oversight function.
Communication with the Board
The Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, any committee of the Board, or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 20333 South Normandie Avenue, Torrance, California 90502. Copies of written communications received at that address will be collected and organized by the Secretary and provided to the Board or the relevant director unless the communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business, or communications that relate to improper or irrelevant topics. The Secretary or his or her designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of our stockholders will be forwarded to the members of the Nominating Committee.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Fiscal 2014 Named Executive Officers
This Compensation Discussion and Analysis describes our executive compensation objectives, each element of our executive compensation program and the decisions made in fiscal 2014 with respect to our Named Executive Officers which include three current and two former executive officers as set forth in the table below:

Current Executive Officers Included Among Fiscal 2014 Named Executive Officers	Former Executive Officers Included Among Fiscal 2014 Named Executive Officers

Michael H. Keown President and Chief Executive Officer	Mark A. Harding(1) Former Senior Vice President of Operations
Mark J. Nelson Treasurer and Chief Financial Officer	Hortensia R. Gómez (2) Former Vice President, Controller and Assistant Treasurer
Thomas W. Mortensen Senior Vice President of Route Sales
__________

(1)	Mr. Harding separated from employment with the Company effective July 31, 2014.

(2)	Ms. Gómez separated from employment with the Company effective January 24, 2014.
Executive Compensation Philosophy and Objectives and Pay-for-Performance
Our executive compensation program is based upon achieving the following objectives:

•
Balancing compensation elements and levels that attract, motivate and retain talented executives with forms of compensation that are performance-based and/or aligned with stock performance and stockholder interests;

•
Setting target total direct compensation (base salary, annual incentives and long-term incentives) and the related performance requirements for executive officers by reference to compensation ranges for comparable market reference points, all within the context of an organization that is engaged in a turn-around effort; and

•
Appropriately adjusting total direct compensation to reflect the performance of the executive officer over time (as reflected in his or her goals under the Incentive Plan), as well as the Company’s annual performance (as reflected in the corporate financial performance goals established under the Incentive Plan), and the Company’s long-term performance (as reflected by in the financial performance measures established for PNQs and stock appreciation for equity-based awards under the Amended Equity Plan).

Fiscal 2014 Impact of Performance on Pay
In fiscal 2014, the Compensation Committee established Company financial performance criteria and individual participant goals for bonus awards under the Incentive Plan. For fiscal 2014, Company financial performance was gauged by the level of achievement of modified net income and modified operating cash flow. “Modified net income” was defined as net income (GAAP) before taxes and excluding any gains or losses from sales of assets. “Modified operating cash flow” was defined as net income from operations (GAAP) after taking into account adjustments for the following items: (i) depreciation and amortization, (ii) provision for doubtful accounts, (iii) changes in: (a) accounts and notes receivable, (b) inventories, (c) income tax receivables, (d) prepaid expenses, (e) other assets, (f) accounts payable, and (g) accrued payroll, expenses and other current liabilities. The Compensation Committee established that modified net income of $5.58 million would be the threshold to any bonus payout under the Incentive Plan. In fiscal 2014, net income was $12.1 million compared to net loss of $(8.5) million in fiscal 2013. As a result, the Company surpassed the modified net income threshold under the Incentive Plan, resulting in aggregate bonuses in the amount of $1,323,341 to our Named Executive Officers who were serving as executive officers at the end of fiscal 2014 based on the extent of achievement of modified net income, modified operating cash flow and individual participant goals. Due to her separation from employment with the Company effective January 24, 2014, Ms. Gómez did not receive a fiscal 2014 bonus award under the Incentive Plan.
In addition to awards under the Incentive Plan, in fiscal 2014, the Compensation Committee approved grants of PNQs under the Amended Equity Plan to certain of the Company's employees, including Messrs. Keown, Nelson, Mortensen and Harding, which stock options are subject to performance-based and time-based vesting. These PNQs vest over a three-year period with one-third of the total number of shares subject to each such PNQ vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares subject to each PNQ vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date and the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.
Alignment with Stockholder Interests
We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. Compensation includes equity-based awards under the Amended Equity Plan intended to align total compensation with stockholder interests by encouraging long-term performance. Equity represents a key component of the compensation of our Named Executive Officers as a percentage of total compensation.
For Mr. Keown, our current President and Chief Executive Officer, on an annualized basis for fiscal 2014, approximately 33% of target total direct compensation was in the form of equity; approximately 33% was base salary; and approximately 33% was short-term incentive cash compensation under the Incentive Plan.
For our Named Executive Officers (other than Mr. Keown), on average, in fiscal 2014 approximately 19% of target total direct compensation was in the form of equity; approximately 55% was base salary; and approximately 26% was short-term incentive cash compensation under the Incentive Plan.
Stock options for 270,062 shares have been exercised since inception of the Amended Equity Plan (including under its predecessor, the Omnibus Plan), and 466,623 shares issuable under outstanding stock options are “in the money” as of October 16, 2014.
Good Governance and Best Practices
Executive officer compensation is determined by the Compensation Committee which is composed solely of independent directors. The Compensation Committee has authority to retain independent compensation consultants to provide it with advice on matters related to executive compensation. In fiscal 2014, the Compensation Committee utilized the services of Strategic Apex Group to advise on certain executive officer compensation matters as described below under the heading “Oversight of the Executive Compensation Program—Compensation Committee Consultants.”
The Company intends to provide pay opportunities that reflect best practices and that also acknowledge the Company's current circumstances and historical results. Accordingly, the Company:

•	Does not provide supplemental retirement benefits to Named Executive Officers in excess of those generally provided to other employees of the Company;

•	Maintains incentive compensation plans that do not encourage undue risk-taking and align executive rewards with annual and long-term performance;

•	Has not engaged in the practice of re-pricing/exchanging stock options;

•	Does not provide for any “single trigger” severance payments in connection with a change in control to any Named Executive Officer;

•
Maintains an equity compensation program that generally has a long-term focus, including equity awards that generally vest over a period of three years and, in the case of PNQs, are also subject to performance-based vesting, or, in the case of restricted stock awards, cliff vest at the end of three years;

•	Maintains compensation programs that have a strong pay-for-performance orientation;

•	Limits perquisites except in connection with the facilitation of the Company’s business or where necessary in recruiting and retaining key executives;

•	Maintains stock ownership guidelines for executive officers that require significant investment by these individuals in the Company’s Common Stock; and

•
Has a clawback policy that requires the Board of Directors to review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers if it is subsequently determined that the amounts of such compensation were determined based on financial results that are later restated and the executive officer’s fraud or misconduct caused or partially caused such restatement.

Consideration of Most Recent Stockholder Advisory Vote on Executive Compensation
In December 2013, we held a stockholder advisory vote to approve the compensation of our named executive officers (the “say-on-pay proposal”). Our stockholders approved the compensation of our named executive officers, with approximately 67% of the shares present or represented by proxy at the 2013 Annual Meeting and entitled to vote on the matter casting votes in favor of the say-on-pay proposal, which was an increase in stockholder support compared to the prior year's advisory vote results. In light of this stockholder advisory vote and to further align executive compensation with performance, during fiscal 2014, the Compensation Committee evaluated and revised the Company’s executive compensation programs. Beginning in fiscal 2014, the intent of the Compensation Committee has been to limit equity awards to current employees to PNQs and to implement certain other limitations on the nature of equity awards. The Compensation Committee intends to maintain the ability to incorporate equity-based elements in the Company’s executive compensation program; however, the Compensation Committee expects to incorporate cash-settled stock units beginning in fiscal 2015. The addition of the use of these cash-settled stock units for long-term incentive compensation awards is intended to address, among other things, concerns expressed by stockholders regarding the dilution associated with the issuance of awards settled in equity, at the same time, still aligning the interests of recipients of these awards with the interests of stockholders and the long-term performance of the Company. In addition, for fiscal 2015, the Compensation Committee has determined that incentive cash bonuses under the Incentive Plan will be determined in the same manner as fiscal 2014, with modified net income and modified operating cash flow targets representing challenging goals designed to incentivize the executive officers, and, if achieved, will reflect improvement in Company profitability.
The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the named executive officers. In addition, when determining how often to hold future say-on-pay votes to approve the compensation of our named executive officers, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2011 Annual Meeting. Accordingly, the Board determined that we will hold say-on-pay votes to approve the compensation of our named executive officers every year.

Primary Elements of Executive Compensation
The primary elements of the Company’s executive compensation program and the purpose of each element are as follows:

Compensation Element	Description	Purpose

Base Salary
Fixed pay element determined annually, generally in the first quarter of the fiscal year, with any adjustments to base salary to be effective as of the date determined by the Compensation Committee. May be subject to adjustment during the fiscal year to reflect, among other things, changes in title and/or job responsibilities, or changes in light of the Company’s performance or financial condition.
Attract and retain top talent and compensate for day-to-day job responsibilities performed at an acceptable level.
Incentive Cash Bonus	Variable cash compensation based on the achievement of Company and individual annual performance objectives. May be subject to adjustment in the event of a promotion or job change.	Reward achievement of annual financial objectives as well as near-term strategic objectives that will create the momentum to lead to the long-term success of the Company’s business.
Long-Term Incentives
Variable equity-based and cash-based compensation, to date exclusively equity-based and consisting of a combination of non-qualified stock options (including PNQs) and restricted stock. Additional awards may be made during the fiscal year to new hires, and to reflect, among other things, changes in title and/or job responsibilities, or to offset changes to cash compensation in light of the Company’s performance or financial condition.

Create a direct alignment with stockholder objectives, provide a focus on long-term value creation and potentially multi-year financial objectives, retain critical talent over extended timeframes, and enable key employees to share in value creation.

ESOP Allocation	Annual variable allocation of stock based on hours of service to the Company, subject to vesting after five years of service to the Company.	Enhance ownership interest and alignment with stockholders.
Welfare Benefits
General welfare benefits including medical, dental, life, disability and accident insurance, 401(k) plan and pension plan (in the case of certain executive officers), as well as customary paid days off, leave of absence and other similar policies.
Provide competitive welfare benefits generally consistent with those provided to all employees.
Perquisites
Fixed benefits consistent with practices among companies in our industry consisting of an automobile allowance, relocation assistance, and other similar personal benefits. May be subject to adjustment in the event of a promotion or job change.
Provide limited perquisites to facilitate the operation of the Company’s business and assist the Company in recruiting and retaining key executives.
Beginning in fiscal 2014, the intent of the Compensation Committee has been to limit equity awards to current employees to PNQs and to implement certain other limitations on the nature of equity awards. The Compensation Committee intends to maintain the ability to incorporate equity-based elements in the Company’s executive compensation program; however, the Compensation Committee expects to incorporate cash-settled stock units beginning in fiscal 2015.

Oversight of the Executive Compensation Program
Compensation Committee
Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Chief Executive Officer and each of our other executive officers, subject to Board review prior to approval in the case of annual equity compensation awards. In exercising this authority, the Compensation Committee evaluates the performance of the Chief Executive Officer and each of the other executive officers within the context of the overall performance of the Company. The information considered includes a summary of the Company’s performance compared to annual measures, summaries of accomplishments in addition to the areas covered by these measures, and summaries and analyses of challenges or issues encountered during the fiscal year. The Compensation Committee also reviews and discusses the Chief Executive Officer’s assessment of the performance of our other executive officers. The Compensation Committee is composed solely of independent directors and reports to the Board of Directors.
Compensation Committee Consultants
The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2014, the Compensation Committee utilized the services of Strategic Apex Group to advise on the Company’s comprehensive executive compensation strategy, including base salary and all forms of incentive compensation. Strategic Apex Group was directed by the Compensation Committee to help develop and refine the applicable peer group to be used and make recommendations regarding the amount and form of total compensation to be delivered to executive officers and other Company employees, the use and development of long-term incentive compensation including alternative forms of long-term incentive compensation, and strengthening of integration of performance requirements. Strategic Apex Group attended one of the twelve Compensation Committee meetings held in fiscal 2014.
Neither Strategic Apex Group nor any of its affiliates provided any services to the Company or its affiliates during fiscal 2014 other than executive officer and director compensation consulting services. The Compensation Committee has determined that Strategic Apex Group is "independent" according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act and that the provision of services by Strategic Apex Group has not raised any conflict of interest.
Management’s Role in Establishing Compensation
There are no material differences in how the compensation policies or decisions are determined with respect to the Named Executive Officers, except that the compensation of the Named Executive Officers other than the Chief Executive Officer is determined by the Compensation Committee taking into account the input and recommendations of the Chief Executive Officer with respect to compensation for those executive officers reporting to him. In the case of the Chief Executive Officer, the Chief Executive Officer may make a recommendation to the Compensation Committee with respect to his compensation, and the Compensation Committee may also solicit input from other disinterested Board members; however the Compensation Committee has sole authority for the final compensation determination. No executive officer has any role in approving his or her own compensation, and neither the Chief Executive Officer nor any other executive officer is present during the portion of the meeting at which the Compensation Committee considers his or her own compensation. The Chief Executive Officer and Chief Financial Officer routinely attend the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee. Members of the Board of Directors who are not members of the Compensation Committee may attend meetings for informational purposes. Other members of the Company’s management may attend Compensation Committee meetings at the invitation of the Compensation Committee.
Peer Group Market Information
The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation. The Compensation Committee’s approach also considers competitive compensation practices and other relevant factors in setting pay rather than establishing compensation at specific benchmark percentiles.

Based on the peer group information provided by Strategic Apex Group, the Compensation Committee identified the following fourteen-company peer group as the relevant peer group to be used as a reference point in its review and determination of executive compensation beginning in fiscal 2014:

• B&G Foods, Inc.	• J & J Snack Foods Corp.
• Boston Beer Company, Inc.	• Lancaster Colony Corporation
• Boulder Brands, Inc.	• National Beverage Corp.
• Calavo Growers, Inc.	• Overhill Farms, Inc.
• Cal-Maine Foods, Inc.	• Post Holdings, Inc.
• Diamond Foods, Inc.	• John B. Sanfilippo & Son, Inc.
• Einstein Noah Restaurants Group, Inc.	• Tootsie Roll Industries, LLC
The Compensation Committee believes this peer group is currently appropriate because it represents a meaningful sample of comparable companies in terms of industry, emphasis on performance in compensation program, annual revenue, market capitalization, stockholder composition and business characteristics.
Base Salary
Consistent with the compensation philosophy and objectives described above, and based in part on the benchmarking comparisons provided by Strategic Apex Group, the Compensation Committee set fiscal 2014 base salaries for the Named Executive Officers as follows:

Name	Fiscal 2014 Annual Base Salary(1)	Fiscal 2013 Annual Base Salary(1)	Fiscal 2014 Annual Base Salary Percentage Change
Michael H. Keown	$475,000	$475,000	0.0%
Mark J. Nelson(2)	$310,000	$280,000	10.7%
Thomas W. Mortensen(3)	$265,000	$256,250	3.4%
Mark A. Harding(3)	$261,375	$256,250	2.0%
Hortensia R. Gómez(4)	$200,000	$200,000	0.0%
__________

(1)	Annual base salary as of the end of the applicable fiscal year.

(2)	Fiscal 2014 base salary increased to $300,000 per annum effective October 1, 2013 and an increase to $310,000 per annum was approved effective January 1, 2014.

(3)	Fiscal 2014 base salary increase effective October 1, 2013.

(4)	Actual fiscal 2014 base salary prorated through January 24, 2014, the effective date of Ms. Gómez’s separation from employment with the Company.
Incentive Cash Bonus
Under the Incentive Plan, at the beginning of each fiscal year, the Compensation Committee, as administrator, determines who will participate in the Incentive Plan, establishes a target bonus for each participant, and establishes both Company financial performance criteria and individual participant goals for the ensuing year. The Compensation Committee also determines the weighting to be assigned to the Company’s financial performance criteria and the individual goals as a whole, which weighting may differ among the executive officers, although over the past three fiscal years the weighting between Company financial performance criteria and individual goals has been uniform for all executive officers. A threshold level for the Company’s financial performance may also be established which, if not met, may preclude the award of bonuses. The Chief Executive Officer typically provides input and recommendations to the Compensation Committee with respect to setting individual and corporate goals and objectives for each executive officer, including the Chief Executive Officer. In light of these recommendations, the Compensation Committee determines the individual and corporate goals and objectives for the fiscal year and informs the executive officers.
After the end of the fiscal year, and promptly upon availability of the Company’s audited financial statements, the Compensation Committee will determine the Company’s level of achievement of its financial performance criteria. At such time, the Compensation Committee will also determine for each executive officer the percentage of achievement of assigned individual goals. The level of achievement will be multiplied by the assigned weighting to determine the weighted achievement percentage for each of the executive officer’s assigned individual goals. The weighted achievement percentages for the Company’s financial performance criteria will govern the overall level of achievement of the individual goals, by multiplying the weighted achievement percentage for the Company's financial performance criteria by the aggregate weighted achievement percentage for the executive officer's individual goals. The resulting figure is added to the weighted achievement percentage for the Company's financial performance criteria and that sum is multiplied by the executive officer’s target bonus percentage. The resulting percentage will be multiplied by the executive officer’s base salary. The result will be the amount of the executive officer’s preliminary bonus award. Subject to the terms of the Incentive Plan Amendment, if approved by stockholders under Proposal No. 4, the preliminary bonus award is subject to adjustment, upward or downward, by the Compensation Committee in its discretion. The Compensation Committee also has the discretion to alter the financial performance criteria and individual goals during the year and to decline to award any bonus should the Compensation Committee determine such actions to be warranted by a change in circumstances or by the instance of abuse or malfeasance. Accordingly, no bonus is earned unless and until an award is actually made by the Compensation Committee after fiscal year-end.
It is the Compensation Committee’s intent to achieve median target cash compensation (comprised of base salary and target annual cash incentive award) positioning over time, however the Compensation Committee may take other factors into consideration in establishing pay levels, including the amount of the increase in target cash compensation over the prior year, the performance of the executive, the performance of the Company, and the pay levels among the senior executive team. The Compensation Committee believes that the target levels of corporate and individual performance in any given year should not be easily achievable and typically would not be achieved all of the time. We believe that the modified net income and modified operating cash flow targets approved by the Compensation Committee represent challenging goals designed to incentivize the executive officers, and, if achieved, will reflect improvement in Company profitability.
At the beginning of fiscal 2014, the Compensation Committee established target awards under the Incentive Plan based on a percentage of base salary for each Named Executive Officer, taking into account, where applicable, the terms of any employment agreement between the Company and the Named Executive Officer. Individual target awards as a percentage of base salary were determined by the Compensation Committee based in part on the peer group data provided by Strategic Apex Group, as well as expected total compensation, job responsibilities, expected job performance, and, in the case of certain executive officers, the terms of their employment agreements with the Company. Each executive officer’s target bonus was also weighted between corporate and individual performance as set forth in the table below. Fiscal 2014 bonus information for the Named Executive Officers is as follows:

Name	Fiscal 2014 Target Award	Fiscal 2014 Target Award as Percentage of Fiscal 2014 Base Salary	Corporate Performance Goals (Weight)	Individual Performance Goals (Weight)	Fiscal 2014 Actual Bonus Award
Michael H. Keown	$475,000	100.0%	90.0%	10.0%	$688,748
Mark J. Nelson(1)(2)	$180,000	60.0%	90.0%	10.0%	$255,913
Thomas W. Mortensen(1)	$132,500	50.0%	90.0%	10.0%	$190,270
Mark A. Harding(1)(3)	$130,689	50.0%	90.0%	10.0%	$188,410
Hortensia R. Gómez(4)	$60,000	30.0%	90.0%	10.0%	$—
__________

(1)	Fiscal 2014 target awards for Messrs. Nelson, Mortensen and Harding were based on each of their respective average monthly base salaries for fiscal 2014.

(2)
Pursuant to Amendment No. 1 to Employment Agreement, dated as of January 1, 2014 (“Amendment No. 1 to Nelson Employment Agreement”), by and between the Company and Mark J. Nelson, the Applicable Percentage of Mr. Nelson's Target Award, as such terms are defined in the Incentive Plan, increased from fifty-five percent (55%) to sixty percent (60%) of Mr. Nelson’s base annual salary effective as of July 1, 2013 (for the entirety of fiscal 2014).

(3)
Pursuant to the Separation Agreement, dated as of July 16, 2014 (the “Harding Separation Agreement”), by and between the Company and Mark A. Harding, Mr. Harding was entitled to receive an amount equal to his final bonus under the Incentive Plan for the Company’s fiscal year ended June 30, 2014, as determined by the Compensation Committee, which final bonus amount was required to be greater than or equal to Mr. Harding’s fiscal 2014 target award of $130,689.

(4)	Ms. Gómez did not receive a fiscal 2014 bonus award due to her separation from employment with the Company effective January 24, 2014.
In making final awards for fiscal 2014, the Compensation Committee first considered the Company's financial performance for fiscal 2014 based on the level of achievement of modified net income and modified operating cash flow, in each case as determined from the Company’s audited financial statements. For this purpose, “modified net income” was defined as net income (GAAP) before taxes and excluding any gains or losses from sales of assets, and “modified operating cash flow” was defined as net income from operations (GAAP) after taking into account adjustments for the following items: (i) depreciation and amortization, (ii) provision for doubtful accounts, (iii) changes in: (a) accounts and notes receivable, (b) inventories, (c) income tax receivables, (d) prepaid expenses, (e) other assets, (f) accounts payable, and (g) accrued payroll, expenses and other current liabilities. After finding that modified net income in excess of the threshold of $5.58 million had been achieved in fiscal 2014, the Compensation Committee determined the percentage of achievement of modified net income to be 145.5% and the percentage of achievement of operating cash flow to be 145.0%. Modified net income achievement was given an 80% weighting and modified operating cash flow was given a 20% weighting, resulting in a “Company Overall Achievement Percentage” of achievement of 145.0%, which was given a 90% weighting.
Next, the Compensation Committee determined the achievement by each Named Executive Officer eligible to receive a bonus of his individually assigned goals within a range of 0% to 200%, multiplied such percentage by the weight originally proposed for each such goal, and added all individual goal achievement percentages together to get an overall achievement percentage for all individual goals. In the event that a Named Executive Officer’s overall achievement of individual goals exceeded 100%, the Compensation Committee limited such achievement to 100%. The Compensation Committee evaluated the achievement of those listed goals as well as other reasonable factors it considered to be germane to each Named Executive Officer’s performance for the year and assigned a value of up to 10% with respect to each Named Executive Officer’s level of overall individual performance. The listed goals were not an exclusive list of goals and factors considered by the Compensation Committee in determining each Named Executive Officer’s level of individual achievement for fiscal 2014. Following that evaluation, the overall individual performance achievement percentage was then further multiplied by the percentage of achievement of the Company Overall Achievement Percentage to determine the “Individual Overall Achievement Percentage.” The Compensation Committee then added together the Company Overall Achievement Percentage (with a weighting of 90%) and the Named Executive Officer’s Individual Overall Achievement Percentage and multiplied such amount by the Named Executive Officer’s target award, and, approved the fiscal 2014 bonuses set forth in the table above.
Total incentive compensation bonuses paid to the Company’s Named Executive Officers who were serving as executive officers at the end of fiscal 2014 were $1,323,341, as compared to $924,473 in fiscal 2013. The corporate and individual target levels for fiscal 2014 are considered confidential, the disclosure of which could cause competitive harm to the Company. In accordance with the statement above regarding the Compensation Committee belief that the target levels of corporate and individual performance in any given year should not be easily achievable, and typically would not be achieved all of the time, the relative achievement during fiscal 2014 is indicative of substantially improving performance by the Company in the context of its turn-around effort.
For fiscal 2015, the Compensation Committee has determined that incentive cash bonuses under the Incentive Plan will be determined in the same manner as fiscal 2014. Assuming stockholder approval of the Incentive Plan Amendment, including the performance criteria set forth therein, under Proposal No. 4, awards under the Incentive Plan may qualify as “performance-based compensation” assuming the requirements under Section 162(m) are otherwise met. If stockholders do not approve the Incentive Plan Amendment, including the performance criteria set forth therein, under Proposal No. 4, the Compensation Committee intends to continue to make annual awards under the Incentive Plan. However such awards will not meet the requirements to qualify as performance-based compensation under Section 162(m) and, therefore, may not be entirely tax deductible to the Company.
Long-Term Incentives
On December 5, 2013, the Company’s stockholders approved the Amended Equity Plan, which is an amendment and restatement of, and successor to, the Omnibus Plan. The principal change reflected in the Amended Equity Plan was to limit awards under the plan to performance-based stock options and to restricted stock under limited circumstances. The Amended Equity Plan is designed to enable us to grant awards that may be intended to qualify as performance-based compensation under Section 162(m).
The Amended Equity Plan provides for the grant of performance-based stock options and restricted stock or any combination thereof. Each award is set forth in a separate agreement with the person receiving the award and indicates the type, terms and conditions of the award. The total number of shares available for issuance under the Amended Equity Plan is 1,375,000, and no individual may be granted awards representing more than 75,000 shares in any calendar year, in each case subject to adjustment as provided in the Amended Equity Plan.
The Amended Equity Plan requires that all stock options issued to employees under the plan include performance criteria or performance goals, unless issued in connection with the commencement of employment as an executive of the Company. The Amended Equity Plan provides that the performance criteria that will be used to establish performance goals with respect to any awards are limited to the following, either individually, alternatively or in any combination:

•	net sales or revenue;

•	net income before tax and excluding gain or loss on sale of property, plant and equipment; and/or

•	cash flow (including, but not limited to, operating cash flow and free cash flow).
Such performance criteria may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the plan administrator in the award.
Stock options are designed to create incentives for the recipients by providing them with an opportunity to share, along with stockholders, in the long-term performance of the Common Stock. The Company’s stock options have a seven-year term, which the Compensation Committee believes provides a reasonable time frame within which the executive’s contributions to corporate performance can align with stock appreciation. Restricted stock is shares of Common Stock that are subject to certain forfeiture restrictions. Restricted stock is designed as a retention device and to directly align the interests of the recipient and the Company’s stockholders. Restricted stock is generally expected to vest at the end of three years.
Prior to amendment and restatement of the Omnibus Plan, grants to executive officers consisted of non-qualified stock options with time-based vesting (“NQOs”) and restricted stock, with the number of shares underlying the NQOs and shares of restricted stock determined based on the closing price of the Common Stock on the date of grant. The NQOs vest ratably over a three-year period. Since amendment and restatement of the Omnibus Plan, grants to executive officers under the Amended Equity Plan have consisted exclusively of PNQs subject to performance-based and time-based vesting. No PNQs were granted prior to fiscal 2014.
On December 12, 2013, the Compensation Committee made the following annual grants of PNQs to our Named Executive Officers under the Amended Equity Plan:

Name	Fiscal 2014 Annual PNQ Grant (# of Shares of Common Stock Issuable Upon Exercise)
Michael H. Keown	45,470
Mark J. Nelson	18,797
Thomas W. Mortensen	7,989
Mark A. Harding(1)	7,519
Hortensia R. Gómez(2)	—
 __________

(1)	Subsequently forfeited and cancelled upon Mr. Harding’s separation from employment with the Company effective July 31, 2014.

(2)	Ms. Gómez did not receive a fiscal 2014 equity award due to her separation from employment with the Company effective January 24, 2014.
The stock options shown in the table above have an exercise price per share of $21.33, which was the closing price of the Common Stock as reported on Nasdaq on the date of grant. The stock options have a seven-year term expiring on December 12, 2020 and vest over a three-year period with one-third of the total number of shares subject to each such PNQ vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares subject to each PNQ vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date and the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.
Stock options for 270,062 shares have been exercised since inception of the Amended Equity Plan (including under its predecessor, the Omnibus Plan), and 466,623 shares issuable under outstanding stock options are “in the money” as of October 16, 2014.
ESOP Allocation
The Company’s ESOP was established in 2000. ESOP assets are allocated in accordance with a formula based on participant compensation. In order to participate in the ESOP, a participant must complete at least one thousand hours of service to the Company within twelve consecutive months. A participant’s interest in the ESOP becomes one hundred percent vested after five years of service to the Company. Benefits are distributed from the ESOP at such time as a participant retires, dies or terminates service with the Company in accordance with the terms and conditions of the ESOP. Benefits may be distributed in cash or in shares of Common Stock. No participant contributions are allowed to be made to the ESOP.

Company contributions to the ESOP may be in the form of Common Stock or cash. Alternatively, the ESOP can borrow money from the Company or an outside lender and use the proceeds to purchase Common Stock. Shares acquired with loan proceeds are held in a suspense account and are released from the suspense account as the loan is repaid. The loan is repaid from the Company’s annual contribution to the ESOP. The shares of Common Stock that are released are then allocated to participants’ accounts in the same manner as if they had been contributed to the ESOP by the Company. The allocation of ESOP assets is determined by a formula based on participant compensation during the calendar year. The ESOP is intended to satisfy applicable requirements of the Internal Revenue Code and the Employee Retirement and Income Security Act of 1974. Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2014, as of December 31, 2013, the ESOP owned of record 2,507,080 shares of Common Stock, including 1,944,154 allocated shares and 562,926 shares as yet unallocated to plan participants. An unaffiliated bank is trustee of the ESOP. The present members of the Management Administrative Committee, which administers the ESOP, are Michael H. Keown, Mark J. Nelson, Thomas J. Mattei, Jr., Patrick Quiggle and Rene E. Peth.
Our executive officers participate in the ESOP in the same manner as all other participants. In calendar 2014, the Company’s Named Executive Officers received the following ESOP allocations based on compensation earned during calendar 2013:

Name	Calendar Year 2014 ESOP Allocation (# of Shares)
Michael H. Keown	565
Mark J. Nelson	515
Thomas W. Mortensen	566
Mark A. Harding	565
Hortensia R. Gómez	565
Welfare Benefits
The welfare benefits received by employee executive officers are the same as received by other employees, including medical, dental, life, disability and accident insurance. The Company also offers a supplemental disability plan to higher income staff members, including our executive officers, which allows them to buy an additional amount of disability coverage at their own expense. Employee executive officers are eligible on the same basis as other employees for participation in a pension plan (in the case of certain executive officers), a 401(k) plan and the ESOP. The value of the employee executive officer’s 401(k) plan balances depends solely on the performance of investment alternatives selected by the employee executive officer from among the alternatives offered to all participants. All investment options in the 401(k) plan are market-based, meaning there are no “above-market” or guaranteed rates of return. In fiscal 2011, we significantly modified our retirement-benefit program. Specifically, we amended our defined benefit pension plan, the Farmer Bros. Salaried Employees Pension Plan (the “Farmer Bros. Plan”), freezing the benefit for all participants effective June 30, 2011. After the plan freeze, participants do not accrue any benefits under the plan, and new hires are not eligible to participate in the plan. However, account balances continue to be credited with interest until paid out. The freeze of the Farmer Bros. Plan coincided with an enhanced defined contribution 401(k) plan with a discretionary Company match of the employees’ annual contributions. Upon retirement, employee executive officers receive benefits, such as a pension (if eligible) and retiree medical insurance benefits, under the same terms as other retirees.
Perquisites
Perquisites are limited at the Company; however we believe that offering our executive officers certain perquisites facilitates the operation of our business, allows our executive officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our executive officers are generally consistent with practices among companies in our relevant industry.
The perquisites and other benefits available to employee executive officers include an automobile allowance or use of a Company car, a Company-provided Blackberry (or similar device) including a voice and data plan for that device, gas card, laptop computer, credit card and expense reimbursement (under the Company's travel and expense policy). In addition, certain executive officers are entitled to benefits under the Company's postretirement death benefit plan.
It is the Company’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.

Change in Control and Termination Arrangements
Change in Control Severance Agreements; Employment Agreements; Severance Arrangements
The Company has entered into agreements with each of its current Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events in connection with a change in control or threatened change in control. The events that trigger payment are generally those related to (i) termination of employment other than for cause, disability or death, or (ii) resignation for good reason. The payments and benefit levels under these agreements do not influence and were not influenced by other elements of compensation. These agreements were adopted, and are continued, to help: (i) assure the executives’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (ii) assure the executives’ objectivity for stockholders’ interests; (iii) assure the executives of fair treatment in case of involuntary termination following a change in control or in connection with a threatened change in control; and (iv) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a termination of employment, either by us (other than for “Cause,” “Disability” or death), or by the participant for “Good Reason” (as each is defined in the agreement). This is sometimes referred to as a “double trigger,” because the intent of the agreement is to provide appropriate severance benefits in the event of a termination following a change in control, rather than to provide a change in control bonus. A more detailed description of the severance benefits to which our current Named Executive Officers are entitled in connection with a change in control or threatened change in control is set forth below under the heading “Executive Compensation—Change in Control and Termination Arrangements.”
The change in control agreements with Ms. Gómez and Mr. Harding automatically expired upon their separations from employment with the Company effective January 24, 2014 and July 31, 2014, respectively. A description of the severance benefits paid to Ms. Gómez and Mr. Harding in connection with their separations from employment is set forth below under the heading “Executive Compensation—Change in Control and Termination Arrangements.”
Pursuant to the terms of their employment agreements, Messrs. Keown, Nelson and Mortensen are entitled to receive certain benefits upon their termination without cause or resignation for good reason. The Company believes such benefits were necessary to attract and retain these executive officers with demonstrated leadership abilities and to secure the services of these executive officers at agreed-upon terms. A more detailed description of the benefits to which these officers are entitled in connection with their termination is set forth below under the heading “Executive Compensation—Change in Control and Termination Arrangements.”
Equity Awards
Under the terms of the outstanding stock option and restricted stock awards, in the event of death or disability a prorata portion (determined based on the actual number of service days during the vesting period divided by the total number of days during the vesting period) of any unvested stock options and restricted stock will be deemed to have vested immediately prior to the date of death or disability and, in the case of the restricted stock, will no longer be subject to forfeiture. The plan administrator also has discretionary authority regarding accelerated vesting upon termination other than by reason of death or disability, or in connection with an impending Change in Control (as defined in the Amended Equity Plan). Additionally, under the Amended Equity Plan, unless otherwise provided in any applicable award agreement, if a Change in Control occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the Amended Equity Plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control.
Compensation Policies and Practices
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers and non-employee directors with the interests of the Company’s stockholders. Under these guidelines, executive officers are expected to own and hold a number of shares of Common Stock based on the following guidelines:

Officer	Value of Shares Owned
Chief Executive Officer	$450,000
Other Executive Officers	$100,000 - $250,000, as determined by the Board in its discretion

Through fiscal 2014, non-employee directors have been expected to own and hold during their service as a Board member a number of shares of Common Stock with a value equal to at least three (3) times the amount of the non-employee director annual stock-based award, as the same may be adjusted from time to time, under the Amended Equity Plan. Effective as of October 13, 2014, this has been increased to an amount of Common Stock with a value of at least $150,000.
Stock that counts toward satisfaction of these guidelines includes: (i) shares of Common Stock owned outright by the officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares; and (iv) shares of Common Stock held in trust for the benefit of the officer or non-employee director or his or her family. Until the applicable guideline is achieved, each officer and non-employee director is required to retain all “profit shares,” which are those shares remaining after payment of taxes on earned equity awards under the Amended Equity Plan, such as shares granted pursuant to the exercise of vested options and restricted stock that has vested. Officers and non-employee directors are expected to continuously own sufficient shares to meet these guidelines once attained.
Insider Trading Policy
Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fifteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the second business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.
Policy on Executive Compensation in Restatement Situations
In the event of a material restatement of the financial results of the Company, the Board of Directors, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board of Directors, or the appropriate committee thereof, will, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board of Directors, or the appropriate committee thereof.
Equity Award Grants
Our current and historical practice is to grant long-term incentive awards to our executive officers on the date of the regularly scheduled meeting of the Board of Directors in December of each year, with grants to executive officers hired or promoted since that grant date to receive an interim grant reviewed by the Board and approved by the Compensation Committee outside any blackout period under our insider trading policy described above.
Taxes and Accounting Standards
Tax Deductibility Under Section 162(m)
Section 162(m) places a $1 million limit on the amount of compensation the Company may deduct for tax purposes in any year with respect to each of the Named Executive Officers other than the Chief Financial Officer, except that performance-based compensation that meets applicable requirements is excluded from the $1 million limit. While base salary does not qualify as performance-based compensation under Section 162(m), the Compensation Committee has structured the grant of stock options to qualify as performance-based compensation under Section 162(m).
Assuming stockholder approval of the Incentive Plan Amendment, including the performance criteria set forth therein, under Proposal No. 4, awards under the Incentive Plan may qualify as performance-based compensation assuming the requirements under Section 162(m) are otherwise met. If stockholders do not approve the Incentive Plan Amendment, including the performance criteria set forth therein, under Proposal No. 4, the Compensation Committee intends to continue to make annual awards under the Incentive Plan. However such awards will not meet the requirements to qualify as performance-based compensation under Section 162(m) and, therefore, may not be entirely tax deductible to the Company. Although the Compensation Committee attempts to establish and maintain compensation programs that optimize the tax deductibility of compensation, the Compensation Committee retains discretion to authorize payment of compensation that may not be fully tax deductible when it believes this would be in the best interests of the Company. The Compensation Committee expects that all of the compensation paid in fiscal 2014 will be deductible by the Company for federal income tax purposes, except for approximately $164,000 paid to the Chief Executive Officer.
Section 409A
Section 409A of the Internal Revenue Code (“Section 409A”) requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, we intend to design and administer our compensation and benefit plans and programs for all of our employees and other service providers, including the Named Executive Officers, either without any deferred compensation component, so that they are exempt from Section 409A, or in a manner that satisfies the requirements of Section 409A.
Accounting Standards
Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options and restricted stock, under the Amended Equity Plan are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity award program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

EXECUTIVE COMPENSATION
Executive Officers
The following table sets forth the executive officers of the Company as of the date hereof. All executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.

Name	Age	Title	Executive Officer Since
Michael H. Keown	52	President and Chief Executive Officer	2012
Mark J. Nelson	45	Treasurer and Chief Financial Officer	2013
Thomas W. Mortensen	61	Senior Vice President of Route Sales	2012
Teri L. Witteman	46	Secretary	2012
Michael H. Keown joined the Company as President and Chief Executive Officer on March 23, 2012. Mr. Keown served in various executive capacities at Dean Foods Company, a food and beverage company, from 2003 to March 2012. He was at WhiteWave Foods Company, a subsidiary of Dean Foods, from 2004 to March 2012, including as President, Indulgent Brands from 2006 to March 2012. He was also responsible for WhiteWave’s alternative channel business comprised largely of foodservice. Mr. Keown served as President of the Dean Branded Products Group of Dean Foods from 2003 to 2004. Mr. Keown joined Dean Foods from The Coca-Cola Company, where he served as Vice President and General Manager of the Shelf Stable Division of The Minute Maid Company. Mr. Keown has over 25 years of experience in the Consumer Goods business, having held various positions with E.&J. Gallo Winery and The Procter & Gamble Company. Mr. Keown received his undergraduate degree in Economics from Northwestern University.
Mark J. Nelson joined the Company as Treasurer and Chief Financial Officer on April 15, 2013. Prior to joining Farmer Bros., Mr. Nelson served in various senior financial management positions at Newport Corporation, a global supplier of advanced technology products and systems from 2004 to 2013, including as Vice President, Corporate Controller and Chief Accounting Officer from 2010 to 2013, and Vice President and General Manager of its Optical Components Division and Finance Director of its Photonics division from 2004 to 2010. Prior to Newport Corporation, Mr. Nelson held the positions of Finance Director in Thermo Electron Corporation, Cost and Budget Manager at C.R. Bard, Inc., co-owner and Chief Financial Officer of Western Energy Services, Inc. and Financial Management Program Trainee with the General Electric Company. Mr. Nelson earned his MBA in Entrepreneurship and Finance from Babson College, Wellesley, Massachusetts and his B.A. in Finance from the University of Massachusetts.
Thomas W. Mortensen was promoted to Senior Vice President of Route Sales on March 28, 2012. Prior to that, he served as the Company’s Vice President, Sales (West) from 2009 to 2012. In that capacity, Mr. Mortensen oversaw the sales operations of 74 sales branches in 16 states in the western United States. Prior to that, Mr. Mortensen served as the Company’s National Sales Manager for three years. Mr. Mortensen has over 35 years of service with the Company and experience in the route sales industry.
Teri L. Witteman has served as Secretary of Farmer Bros. since 2012. She has served as outside legal counsel to Farmer Bros. since 2004. In addition to her role at Farmer Bros., Ms. Witteman is an attorney with the Pasadena-based law firm of Anglin, Flewelling, Rasmussen, Campbell & Trytten LLP (“AFRCT”), where her practice is concentrated in the corporate and real estate areas. Ms. Witteman has extensive experience in corporate finance, mergers and acquisitions, the formation, financing, and operation of business entities, and corporate governance. Ms. Witteman received her B.A. in Economics from UC Berkeley and her law degree from UCLA School of Law. AFRCT provided legal services to the Company in fiscal 2014 as discussed below under the heading “Certain Relationships and Related Person Transactions.” We expect to continue to engage AFRCT to perform legal services in fiscal 2015.

Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.
SUMMARY COMPENSATION TABLE

A	B	C	D	E	F	G	H	I	J
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value ($)	All Other Compensation ($)	Total ($)
Michael H. Keown(1)	2014	474,999	—	—	478,344	688,748	—	19,335	1,661,426
President and CEO	2013	474,999	—	104,400	387,800	536,274	—	56,268	1,559,741
	2012	158,891	—	231,865	240,800	132,247	—	29,179	792,982
Mark J. Nelson(2)	2014	294,154	—	—	197,744	255,913	—	15,898	763,709
Treasurer and CFO	2013	48,461	—	80,998	189,043	36,354	—	—	354,856
Thomas W. Mortensen(3)	2014	262,442	—	—	84,044	190,270	69,852	23,282	629,890
Senior VP of Route Sales	2013	254,644	—	19,215	58,935	142,908	44,464	18,451	538,617
	2012	210,814	—	77,432	79,847	73,424	164,175	8,616	614,308
Mark A. Harding(4)	2014	259,877	—	—	79,100	—	7,308	474,645	820,930
Former Senior VP of Operations	2013	254,447	—	19,215	58,935	142,908	3,563	15,064	494,132
	2012	260,567	—	50,508	151,582	126,621	23,699	8,116	621,093
Hortensia R. Gómez(5)	2014	123,077	—	—	—	—	11,851	181,211	316,139
Former Vice President, Controller	2013	195,625	—	7,499	22,997	66,029	5,842	17,065	315,057
and Asst. Treasurer	2012	189,974	—	16,836	12,624	55,725	33,098	6,775	315,032
__________

(1)
Mr. Keown joined the Company as President and Chief Executive Officer on March 23, 2012. The amount reported in column I for fiscal 2014 includes an ESOP allocation and the Company’s matching contribution under the 401(k) Plan. The total value of all perquisites and other personal benefits did not exceed $10,000 in fiscal 2014 and has been excluded from the table.

(2)
Mr. Nelson joined the Company as Treasurer and Chief Financial Officer on April 15, 2013. The amount reported in column I for fiscal 2014 includes an ESOP allocation and the Company’s matching contribution under the 401(k) Plan. The total value of all perquisites and other personal benefits did not exceed $10,000 in fiscal 2014 and has been excluded from the table.

(3)
Mr. Mortensen was promoted to Senior Vice President of Route Sales on March 28, 2012. The amounts shown in the table for fiscal 2012 reflect Mr. Mortensen’s compensation in all capacities for the full fiscal year. The amount reported in column I for fiscal 2014 includes life insurance premiums paid by the Company under the Company's postretirement death benefit plan, an ESOP allocation and the Company’s matching contribution under the 401(k) Plan. The total value of all perquisites and other personal benefits did not exceed $10,000 in fiscal 2014 and has been excluded from the table.

(4)
Mr. Harding separated from employment with the Company effective July 31, 2014. The amount reported in column I includes: (a) amounts accrued in connection with Mr. Harding’s separation from employment with the Company pursuant to the terms of the Harding Separation Agreement consisting of (i) salary continuation payments to be made in fiscal 2015 and 2016 ($261,375), (ii) an amount equal to Mr. Harding’s fiscal 2014 final bonus award under the Incentive Plan ($188,410), and (iii) outplacement services ($5,000); (b) an ESOP allocation ($12,210); and (c) the Company’s matching contribution under the 401(k) Plan. The total value of all perquisites and other personal benefits did not exceed $10,000 in fiscal 2014 and has been excluded from the table. The amount paid to Mr. Harding under the Incentive Plan in fiscal 2014 is included in column I since such amount was required to be paid to Mr. Harding pursuant to the terms of the Harding Separation Agreement.

(5)
Ms. Gómez separated from employment with the Company effective January 24, 2014. The amount reported in column I for fiscal 2014 includes: (a) amounts paid or accrued in connection with Ms. Gómez’s separation from employment with the Company pursuant to the terms of the Separation Agreement, dated December 12, 2013 (the “Gómez Separation Agreement”), between Ms. Gómez and the Company, consisting of (i) salary continuation payments to be made in fiscal 2014 and 2015 ($150,000), and (ii) premiums for COBRA continuation coverage in fiscal 2014 ($6,070); (b) accumulated paid days off ($3,058); (c) an ESOP allocation ($12,210); and (d) the Company’s matching contribution under the 401(k) Plan. The total value of all perquisites and other personal benefits did not exceed $10,000 in fiscal 2014 and has been excluded from the table.

Salary (Column C)
The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start or separation dates during the fiscal year. The amounts shown include amounts contributed to the Company’s 401(k) plan.
Bonus (Column D)
All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the Incentive Plan is shown in column G.
Stock Awards (Column E)
The amounts reported in column E represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 12 to our audited consolidated financial statements for the fiscal year ended June 30, 2014 included in our 2014 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
Option Awards (Column F)
The amounts reported in column F represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, including, in the case of PNQs granted in fiscal 2014, based on the probable outcome of the performance conditions to which such awards are subject. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 12 to our audited consolidated financial statements for the fiscal year ended June 30, 2014 included in our 2014 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
Non-Equity Incentive Plan Compensation (Column G)
The amounts reported in column G represent the aggregate dollar value for each of the Named Executive Officers of the annual performance bonus under the Incentive Plan for the fiscal years indicated. The actual bonus amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these bonus amounts are paid in the subsequent fiscal year.

Change in Pension Value (Column H)
The amounts representing the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in column H were generated by a change in conversion of that benefit to a present value from the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2013 to the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2014. Accrued pension benefits for each of the Named Executive Officers eligible to participate in the pension plan were calculated based on the final average pay times years of service as of June 30, 2011, the date on which plan participation and benefits were frozen. The conversion to a present value produced an increase over the prior fiscal year because normal retirement age, the assumed commencement of benefits, was one year closer. The present value conversion also caused an increase in value due to changes in actuarial assumptions. The discount rate used to calculate present values decreased from 4.50% as of the end of fiscal 2013 to 4.15% as of the end of fiscal 2014, producing an increase in the present value. We amended the Farmer Bros. Plan, freezing the benefit for all participants effective June 30, 2011. After the plan freeze, participants do not accrue any benefits under the plan, and new hires are not eligible to participate in the plan. Due to the pension freeze, Messrs. Keown and Nelson are not eligible to participate in the Farmer Bros. Plan.
All Other Compensation (Column I)
The amounts reported in column I represent the aggregate dollar amount for each Named Executive Officer for perquisites and other personal benefits (to the extent not excluded therefrom pursuant to applicable SEC rules); life insurance premiums paid by the Company under the Company’s postretirement death benefit plan; allocations under the ESOP; payment for accumulated paid days off; the Company’s matching contribution under the 401(k) Plan and certain other compensation described in the footnotes to the Summary Compensation Table above.
Total Compensation (Column J)
The amounts reported in column J are the sum of columns C through I for each of the Named Executive Officers. All compensation amounts reported in column J include amounts paid and amounts deferred.

Grants of Plan-Based Awards
The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers in fiscal 2014.
GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Plan	Grant Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Michael H. Keown
Annual Cash Incentive Bonus	Incentive Plan	—	—	475,000		—	—	—	—	—	—
PNQs	Amended Equity Plan	12/12/13	—	—		—	—	45,470	—	21.33	478,141
Mark J. Nelson
Annual Cash Incentive Bonus	Incentive Plan	—	—	180,000	(5)(6)	—	—	—	—	—	—
PNQs	Amended Equity Plan	12/12/13	—	—		—	—	18,797	—	21.33	197,660
Thomas W. Mortensen
Annual Cash Incentive Bonus	Incentive Plan	—	—	132,500	(5)	—	—	—	—	—	—
PNQs	Amended Equity Plan	12/12/13	—	—		—	—	7,989	—	21.33	84,008
Mark A. Harding
Annual Cash Incentive Bonus	Incentive Plan	—	130,689	130,689	(5)	—	—	—	—	—	—
PNQs (7)	Amended Equity Plan	12/12/13	—	—		—	—	7,519	—	21.33	79,066
Hortensia R. Gómez (8)
Annual Cash Incentive Bonus	Incentive Plan	—	—	60,000		—	—	—	—	—	—
__________
(1)    Represents annual cash incentive opportunities based on fiscal 2014 performance under the Incentive Plan. There were no thresholds or maximums under the Incentive Plan in fiscal 2014, except in the case of Mr. Harding whose final bonus amount was required to be greater than or equal to his target award of $130,689 pursuant to the Harding

Separation Agreement. The targets are set each fiscal year by the Compensation Committee. The bonus amounts are based on the Company’s financial performance and satisfaction of individual participant goals. Subject to the limitations set forth in the Incentive Plan Amendment with respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m), the Compensation Committee has discretion to increase, decrease or entirely eliminate the bonus amount derived from the Incentive Plan’s formula. The maximum amount that can be awarded under the Incentive Plan is within the discretion of the Compensation Committee.

(2)
PNQs granted under the Amended Equity Plan in fiscal 2014 vest over a three-year period with one-third of the total number of shares subject to each such PNQ vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares subject to each PNQ vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date and the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.The number in column titled "Target" reflects the aggregate number of shares that would vest if the modified net income targets are achieved at the end of the appropriate vesting periods.

(3)	Exercise price of stock option awards is equal to the closing market price on the date of grant.

(4)
Reflects the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 12 to our audited consolidated financial statements for the fiscal year ended June 30, 2014 included in our 2014 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.

(5)	Fiscal 2014 target award based on average monthly base salary for fiscal 2014.

(6)
Pursuant to Amendment No. 1 to Nelson Employment Agreement, the Applicable Percentage of Mr. Nelson's Target Award increased from fifty-five percent (55%) to sixty percent (60%) of Mr. Nelson’s base annual salary effective as of July 1, 2013 (for the entirety of fiscal 2014).

(7)	Subsequently forfeited and cancelled upon Mr. Harding’s separation from employment with the Company effective July 31, 2014.

(8)	Ms. Gómez did not receive a fiscal 2014 bonus award or equity award due to her separation from employment with the Company effective January 24, 2014.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards at June 30, 2014 granted to each of our Named Executive Officers.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael H. Keown	46,667	23,333	—	6.96	05/11/19	8,170	176,554	—	—
	—	—	—	—	—	6,830	147,596
	23,333	46,667	—	11.81	12/07/19	8,840	191,032	—	—
	—	—	45,470	21.33	12/12/20	—	—	—	—
Mark J. Nelson	9,815	19,631	—	13.62	05/09/20	5,947	128,515	—	—
	—	—	18,797	21.33	12/12/20	—	—	—	—
Thomas W. Mortensen	3,000	—	—	22.70	02/20/15	—	—	—	—
	3,000	—	—	21.76	12/11/15	—	—	—	—
	—	1,012	—	7.32	12/08/18	1,070	23,123	—	—
	6,667	6,667	—	6.96	05/11/19	10,000	216,100	—	—
	—	7,092	—	11.81	12/07/19	1,627	35,159	—	—
	—	—	7,989	21.33	12/12/20	—	—	—	—
Mark. A. Harding	3,000	—	—	22.11	03/03/15	—	—	—	—
	3,000	—	—	21.76	12/11/15	—	—	—	—
	8,092	4,046	—	7.32	12/08/18	—	—	—	—
						6,900	149,109	—	—
	3,546	7,092	—	11.81	12/07/19	1,627	35,159	—	—
	—	—	7,519	21.33	12/12/20	—	—	—	—
Hortensia R. Gómez	—	—	—	—	—	—	—	—	—
 __________

(1)
Prior to amendment and restatement of the Omnibus Plan, stock option grants to executive officers consisted of NQOs which generally vest in one-third (1/3) increments on each anniversary of the date of grant, subject to the acceleration provisions contained in the Omnibus Plan and the applicable award agreement. Since amendment and restatement of the Omnibus Plan, stock option grants to executive officers under the Amended Equity Plan have consisted exclusively of PNQs subject to performance-based and time-based vesting. PNQs granted under the Amended Equity Plan in fiscal 2014 vest over a three-year period with one-third of the total number of shares subject to each such PNQ vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares subject to each PNQ vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date and the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.

(2)
Restricted stock granted under the Amended Equity Plan (including under the Omnibus Plan prior to its amendment and restatement) to the Named Executive Officers generally cliff vests on the third anniversary of the date of grant, subject to the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.

(3)	The market value was calculated by multiplying the closing price of our Common Stock on June 30, 2014 ($21.61) by the number of shares of unvested restricted stock.
Option Exercises and Stock Vested
The following table summarizes the option exercises and vesting of stock awards for each of our Named Executive Officers for the fiscal year ended June 30, 2014.
OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Securities Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)		Value Realized on Vesting($)(2)
Michael H. Keown	—	—	10,561	(3)	226,639
Mark J. Nelson	—	—	—		—
Thomas W. Mortensen	18,305	151,176	465		10,351
Mark A. Harding	61,675	491,751	3,000		66,780
Hortensia R. Gómez	10,631	60,291	1,000	(4)	22,260
__________

(1)	The value realized on exercise of option awards was calculated by determining the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)	The value realized on vesting of restricted stock was calculated by multiplying the closing price of a share of our Common Stock on the vesting date, multiplied by the number of shares vested.

(3)	4,046 shares were sold in the open market to pay for taxes on restricted stock that vested on May 12, 2014.

(4)	390 shares were sold in the open market to pay for taxes on restricted stock that vested on December 9, 2013.
Compensation Risk Assessment
The Company generally uses a combination of base salary, performance-based compensation, and retirement plans throughout the Company. In most cases, the compensation policies and practices are centrally designed and administered, and are substantially identical at each business unit. Route sales personnel are paid primarily on a sales commission basis, but all of our executive officers are paid under the programs and plans for non-sales employees. The incentive compensation for executives is tied very strongly to, and predominantly dependent upon, the achievement of targets based on overall Company financial performance that are stated in or modified from the Company's audited financial statements. Only a small portion of executive officer incentive compensation is dependent upon individual goals. Moreover, the Company financial performance targets that drive executive officer compensation also apply throughout the organization for any employees that are entitled to incentive compensation (other than sales-based commissions). Certain departments have different or supplemental compensation programs tailored to their specific operations and goals. The Company believes that these compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking.

Employment Agreements and Arrangements
Keown Employment Agreement
On March 9, 2012, the Company and Michael H. Keown entered into an Employment Agreement (the “Keown Employment Agreement”), pursuant to which Mr. Keown serves as President and Chief Executive Officer. Mr. Keown’s employment commenced on March 23, 2012. Pursuant to the Keown Employment Agreement, Mr. Keown’s initial annual base salary was $475,000, which was increased to $507,000 effective September 1, 2014. Mr. Keown’s annual base salary can be adjusted upward or downward by the Company from time to time but shall not be reduced below $475,000 per annum. Mr. Keown is entitled to participate in the Incentive Plan, with a target award equal to one hundred percent (100%) of his base annual salary. Mr. Keown is entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, ESOP, cell phone, Company credit card, Company gas card, expense reimbursement and an automobile allowance.
Mr. Keown’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Keown’s resignation with or without Good Reason, death or Permanent Incapacity, as such terms are defined in the Keown Employment Agreement. Upon certain events of termination, Mr. Keown is entitled to the benefits described below under the heading “Change in Control and Termination Arrangements.”
Nelson Employment Agreement
On April 1, 2013, the Company and Mark J. Nelson entered into an Employment Agreement, as amended by Amendment No. 1 to Nelson Employment Agreement (the “Nelson Employment Agreement”), pursuant to which Mr. Nelson serves as Treasurer and Chief Financial Officer. Pursuant to the Nelson Employment Agreement, Mr. Nelson’s annual base salary was increased to $310,000 effective January 1, 2014 and thereafter increased to $320,000 effective September 1, 2014. Mr. Nelson’s annual base salary can be adjusted upward or downward by the Company from time to time but shall not be reduced below $280,000 per annum. Mr. Nelson is entitled to participate in the Incentive Plan, with a target award equal to sixty percent (60%) of his base annual salary. This percentage may be adjusted upward or downward by the Company from time to time but shall not be reduced below fifty-five percent (55%). Mr. Nelson is entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, ESOP, cell phone, Company credit card, Company gas card, expense reimbursement and an automobile allowance.
Mr. Nelson’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Nelson’s resignation with or without Good Reason, death or Permanent Incapacity, as such terms are defined in the Nelson Employment Agreement. Upon certain events of termination, Mr. Nelson is entitled to the benefits described below under the heading “Change in Control and Termination Arrangements.”
Mortensen Employment Agreement
On April 4, 2012, the Company and Thomas W. Mortensen entered into an Employment Agreement, as amended by Amendment No. 1 to Mortensen Employment Agreement, dated as of September 1, 2014 (the “Mortensen Employment Agreement” and, together with the Keown Employment Agreement and Nelson Employment Agreement, the “Employment Agreements”), pursuant to which Mr. Mortensen serves as Senior Vice President of Route Sales. Pursuant to the Mortensen Employment Agreement, Mr. Mortensen’s initial annual base salary was $250,000, increased to $265,000 effective October 1, 2013 and thereafter increased to $270,300 effective September 1, 2014. Mr. Mortensen’s annual base salary can be adjusted upward or downward by the Company from time to time but shall not be reduced below $250,000 per annum. Mr. Mortensen is entitled to participate in the Incentive Plan, with a target award equal to fifty-five percent (55%) of his base annual salary. This percentage may be adjusted upward or downward by the Company from time to time but shall not be reduced below fifty percent (50%). Mr. Mortensen is entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, ESOP, cell phone, Company credit card, Company gas card, expense reimbursement and an automobile allowance.
Mr. Mortensen’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Mortensen’s resignation with or without Good Reason, death or Permanent Incapacity, as such terms are defined in the Mortensen Employment Agreement. Upon certain events of termination, Mr. Mortensen is entitled to the benefits described below under the heading “Change in Control and Termination Arrangements.”

Harding Separation Agreement
Pursuant to the Harding Separation Agreement, Mr. Harding’s employment with the Company and its subsidiaries terminated as of July 31, 2014. Mr. Harding has agreed to provide consulting services to the Company through December 31, 2014. During the consulting period, Mr. Harding will receive a monthly retainer of $32,000 and certain COBRA benefits. As a result of his separation from employment with the Company, Mr. Harding is entitled to certain severance payments and benefits described below under the heading “Change in Control and Termination Arrangements.”
Gómez Separation Agreement
Pursuant to the Gómez Separation Agreement, Ms. Gómez’s employment with the Company and its subsidiaries terminated as of January 24, 2014. Ms. Gómez provided transition support to the Company through that date. As a result of her separation from employment with the Company, Ms. Gómez is entitled to certain severance payments and benefits described below under the heading “Change in Control and Termination Arrangements.”

Pension Benefits
The following table provides information as of the end of fiscal 2014 with respect to the Farmer Bros. Plan, a defined benefit plan for the majority of the Company’s employees who are not covered under a collective bargaining agreement, for each of the Named Executive Officers. For a complete understanding of the table, please read the narrative disclosures that follow the table.
PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Michael H. Keown	Farmer Bros. Salaried Employees Pension Plan	—	—	—
	Farmer Bros. Death Benefit Plan	—	—	—
Mark J. Nelson	Farmer Bros. Salaried Employees Pension Plan	—	—	—
	Farmer Bros. Death Benefit Plan	—	—	—
Thomas W. Mortensen	Farmer Bros. Salaried Employees Pension Plan	22.50	936,633	—
	Farmer Bros. Death Benefit Plan	—	51,797	—
Mark A. Harding	Farmer Bros. Salaried Employees Pension Plan	2.33	70,652	—
	Farmer Bros. Death Benefit Plan	—	—	—
Hortensia R. Gómez	Farmer Bros. Salaried Employees Pension Plan	4.50	121,294	—
Named Executive Officers participate in the same contributory defined benefit pension plan offered to other non-union company employees; however, Messrs. Keown and Nelson were hired after participation in the plan was frozen, so no benefit is available to them. No benefits are available to a participant until he or she has five years of vesting service. Annuity benefits payable monthly under the Farmer Bros. Plan at normal retirement (age 65) are calculated as 1.50% of average compensation multiplied by the number of years of credited service, but not less than $60 per month for the first 20 years of credited service plus $80 per month for each year of credited service in excess of 20 years. For this formula, average compensation is defined as the monthly average of total pay received for the 60 consecutive months out of the 120 latest months before the retirement date which gives the highest average. However, no additional benefit accrual will be earned after June 30, 2011, which means that average compensation and number of years of credited service will be determined as of June 30, 2011, although service past that date will be counted for vesting. The formula above produces the amount payable as a monthly annuity for the life of the Named Executive Officer beginning as early as age 62. Benefits can begin as early as age 55 upon retirement (which would apply in the case of each of Mr. Mortensen and Ms. Gómez, who are over 55 and participate in the plan), but are subject to a 4% per year reduction for the number of years before age 62 when benefits began. Benefits under a predecessor plan are included in the figures shown in the table above. Maximum annual combined benefits under both plans generally cannot exceed the lesser of $205,000 or the average of the employee’s highest three years of compensation.
While a present value is shown in the table, benefits are not available as a lump sum and must be paid in the form of an annuity. Present values were calculated using the same actuarial assumptions applied in the calculation of pension liabilities reported in Note 9 to our audited consolidated financial statements for the fiscal year ended June 30, 2014 included in our 2014 Form 10-K.
With respect to the Farmer Bros. Co. Death Benefit Plan, the Company provides a “death benefit” to certain of its employees and retirees, including the Named Executive Officer specified above, subject, in the case of current employees, to continued employment with the Company until retirement and certain other conditions related to the manner of employment termination and manner of death. The Company has purchased life insurance policies to fund the death benefit wherein the Company owns the policy but the death benefit is paid to the employee's or retiree's beneficiary upon the employee’s death, and any excess over that death benefit amount that may be paid out under the related insurance policy goes to the Company.

The amount of the death benefit that the Company has agreed to provide for each participating employee was determined by the Company with respect to that employee but was not specifically related to the amount of compensation that the employee was receiving as of the time that the Company elected to grant the death benefit to the employee. Further, the amount of the death benefit is fixed at the time of grant and does not change in value based on term of service but can be reduced based on demotion of service during employment. Assuming that the participating employee remains qualified, payments of the death benefit are made to the employee’s beneficiary in a lump sum in the amount originally stated. Present value for the death benefit shown in the table above for Mr. Mortensen was calculated based on the discounted value of the face amount of Mr. Mortensen’s death benefit factored for his life expectancy, using life expectancy tables provided by the Internal Revenue Service. Ms. Gómez's participation in the death benefit plan ceased upon her separation from employment with the Company effective January 24, 2014.
Change in Control and Termination Arrangements
Change in Control Agreements
The Company has entered into a Change in Control Severance Agreement (“Severance Agreement”) with each of its current Named Executive Officers which provides certain severance benefits to such persons in the event of a Change in Control (as generally defined below). Each Severance Agreement expires at the close of business on December 31, 2014, subject to automatic one year extensions unless the Company or such executive officer notified the other no later than September 30, 2014 that the term would not be extended. Neither the Company nor any executive officer notified the other that the term would not be extended, so the term of each Severance Agreement has been extended to December 31, 2015, subject to possible further extensions. Notwithstanding the foregoing, if prior to a Change in Control, an executive officer ceases to be an employee of the Company, his or her Severance Agreement will be deemed to have expired. The Severance Agreements with Mr. Harding and Ms. Gómez automatically expired upon their separations from employment with the Company.
Under each of the Severance Agreements, a Change in Control generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals making up the Incumbent Board (as defined in the Severance Agreements) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to represent at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). In the event of certain termination events in connection with a Change in Control or Threatened Change in Control (as defined in the Severance Agreements), the current Named Executive Officers will be entitled to certain payments and benefits shown in the tables below.
Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such executive officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.
Employment Agreements
Under the Employment Agreements with Messrs. Keown, Nelson and Mortensen, upon termination without Cause (as defined in the applicable Employment Agreement) or by such executive officer’s resignation with Good Reason (as defined in the applicable Employment Agreement), such executive officer will be entitled to certain payments and benefits shown in the tables below. Receipt of any severance amounts under any Employment Agreement is conditioned upon execution of a general release of claims against the Company. Notwithstanding the foregoing, if the executive officer becomes eligible for severance benefits under the Severance Agreement described above, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under his Employment Agreement.

Separation Agreements
Pursuant to the Harding Separation Agreement and the Gómez Separation Agreement, respectively, Mr. Harding and Ms. Gómez are entitled to certain severance payments and benefits described below.
Potential Payments Upon Termination or Change in Control
The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control, including under the agreements described above, to which our current Named Executive Officers would be entitled. The estimated amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below and assumes that the termination and/or change in control of the Company occurred at June 30, 2014.
The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts will vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.
The tables and discussion below do not reflect (i) payments that would be provided to each Named Executive Officer under the Farmer Bros. Plan following termination of employment on the last business day of the fiscal year; and (ii) the value of retiree medical, vision and dental insurance benefits and group life insurance, if any, that would be provided to each Named Executive Officer following such termination of employment, because, in each case these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers. The tables exclude Mr. Harding and Ms. Gómez who separated their employment with the Company effective July 31, 2014 and January 24, 2014, respectively.
Pursuant to the Harding Separation Agreement, Mr. Harding will receive consulting retainer fees through December 31, 2014 of $160,000, and severance consisting of: (i) salary continuation payments in the amount of $261,375 in the aggregate, such amount to be paid out over twelve (12) months in bi-weekly installments in accordance with the Company’s normal payroll schedule and practices, commencing in the month following the end of the consulting period; (ii) partially Company-paid COBRA coverage under the Company’s health care plan for himself and his spouse during the consulting period and for each of the twelve (12) months of coverage thereafter; (iii) an amount equal to his fiscal 2014 final bonus award under the Incentive Plan determined to be $188,410; and (iv) outplacement services not to exceed $5,000. As a fully vested participant in the Farmer Bros. Plan, the present value of Mr. Harding’s accumulated pension benefit was $70,652 at June 30, 2014. Mr. Harding’s vested benefit under the ESOP as of June 30, 2014 was estimated to be $81,855.
Pursuant to the Gómez Separation Agreement, Ms. Gómez will receive severance consisting of: (i) salary continuation payments in the amount of $150,000 in the aggregate, such amount to be paid out over nine (9) months in bi-weekly installments in accordance with the Company’s normal payroll schedule and practices, commencing in the month following her separation from service; and (ii) partially Company-paid COBRA coverage under the Company’s health care plan for herself for each of the nine (9) months of coverage following her separation from service. As a fully vested participant in the Farmer Bros. Plan, the present value of Ms. Gómez’s accumulated pension benefit was $121,294 at June 30, 2014. Ms. Gómez’s vested benefit under the ESOP as of June 30, 2014, was estimated to be $106,532.
Vesting and exercise of all stock options and restricted stock awards granted to Mr. Harding and Ms. Gómez are governed by the terms and conditions of the applicable award agreements. In exchange for the foregoing payments, Mr. Harding and Ms. Gómez each provided the Company a general release of claims as required under the Harding Separation Agreement and the Gómez Separation Agreement, respectively.

MICHAEL H. KEOWN	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$950,000	$950,000	$475,000
Bonus Payments	$475,000	$475,000	$—	$475,000	$475,000	$475,000
Value of Accelerated Stock Options	$660,428	$660,428	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$573,563	$573,563	$—	$—	$—	$—
Qualified and Non-Qualified Plans	$—	$—	$—	$—	$—	$—
ESOP	$12,210	$12,210	$—	$—	$—	$—
Health and Dental Insurance	$—	$9,616	$—	$19,232	$19,232	$9,616
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—
Death Benefit Plan	$—	$—	$—	$—	$—	$—
Total Pre-Tax Benefit	$1,721,201	$1,730,817	$—	$1,469,232	$1,469,232	$959,616

MARK J. NELSON	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$620,000	$620,000	$310,000
Bonus Payments	$180,000	$180,000	$—	$180,000	$180,000	$180,000
Value of Accelerated Stock Options	$103,965	$103,965	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$48,897	$48,897	$—	$—	$—	$—
Qualified and Non-Qualified Plans	$—	$—	$—	$—	$—	$—
ESOP	$11,129	$11,129	$—	$—	$—	$—
Health and Dental Insurance	$—	$9,596	$—	$19,191	$19,191	$9,596
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—
Death Benefit Plan	$—	$—	$—	$—	$—	$—
Total Pre-Tax Benefit	$343,991	$353,587	$—	$844,191	$844,191	$499,596

THOMAS W. MORTENSEN	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$530,000	$530,000	$265,000
Bonus Payments	$132,500	$132,500	$—	$132,500	$132,500	$132,500
Value of Accelerated Stock Options	$149,498	$149,498	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$191,805	$191,805	$—	$—	$—	$—
Qualified and Non-Qualified Plans	$866,781	$866,781	$866,781	$866,781	$866,781	$866,781
ESOP	$173,982	$173,982	$173,982	$186,213	$186,213	$173,982
Health and Dental Insurance	$—	$9,725	$—	$19,449	$19,449	$9,725
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—
Death Benefit Plan	$150,000	$—	$—	$—	$—	$—
Total Pre-Tax Benefit	$1,664,566	$1,524,291	$1,040,763	$1,759,943	$1,759,943	$1,447,988
Base Salary Continuation
Severance Agreements
Under each Severance Agreement, if (i) a Change in Control occurs and the executive officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability (each as defined in the Severance Agreement) or death, or by Resignation for Good Reason (as defined in the Severance Agreement), or (ii) a Threatened Change in Control (as defined in the Severance Agreement) occurs and the executive officer’s employment is terminated during the Threatened Change in Control Period (as defined in the Severance Agreement) by the Company other than for Cause, disability or death, or there is a Resignation for Good Reason by the executive officer (a “Change in Control Event”), such executive officer will be entitled to receive his base salary, excluding bonuses, at the rate in effect on the date of termination for a period of twenty-four (24) months, such payment to be made in installments in accordance with the Company’s standard payroll practices, commencing in the month following the month in which the executive officer’s Separation from Service (as defined in the Severance Agreement) occurs, subject to the payment limitations with respect to “specified employees” under Section 409A.
Employment Agreements
Under the Employment Agreements, if termination occurs at the election of the Company without Cause (as defined in the applicable Employment Agreement) or by the executive officer’s resignation with Good Reason (as defined in the applicable Employment Agreement), the executive officer will continue to receive his base salary for a period of one (1) year from the effective termination date, such payment to be made in installments in accordance with the Company’s standard payroll practices, commencing in the month following the month in which the executive officer’s Separation from Service (as defined in the applicable Employment Agreement) occurs, subject to the payment limitations with respect to “specified employees” under Section 409A.

Bonus Payments
Severance Agreements
Under each Severance Agreement, if a Change in Control Event occurs, the executive officer will receive a payment equal to one hundred percent (100%) of the executive officer’s target bonus for the fiscal year in which the date of termination occurs (or, if no target bonus has been assigned as of the date of termination, the average bonus paid to such executive officer for the last three (3) completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three (3)), such payment to be made in a lump sum, subject to the payment limitations with respect to “specified employees” under Section 409A.
Employment Agreements
Under the Employment Agreements, if termination occurs at the election of the Company without Cause (as defined in the applicable Employment Agreement) or by the executive officer’s resignation with Good Reason (as defined in the applicable Employment Agreement), such executive officer will receive an amount equal to his target award under the Incentive Plan for the fiscal year in which such termination is effective, prorated for the partial fiscal year in which the termination is effective. Payment of such amount will be made in a lump sum within thirty (30) days after the end of the Company’s fiscal year in which the executive officer’s Separation from Service (as defined in the applicable Employment Agreement) occurs, subject to the payment limitations with respect to “specified employees” under Section 409A. The Company will also pay a prorated portion of the target award under the Incentive Plan in the event of the executive officer’s death or disability.
Value of Accelerated Stock Options and Restricted Stock
Under the terms of the outstanding stock option and restricted stock awards, in the event of death or disability a prorata portion (determined based on the actual number of service days during the vesting period divided by the total number of days during the vesting period) of any unvested stock options and restricted stock will be deemed to have vested immediately prior to the date of death or disability and, in the case of the restricted stock, will no longer be subject to forfeiture.
The value of accelerated equity awards shown in the tables above was calculated using the closing price of our Common Stock on June 30, 2014 ($21.61). The value of the options is the aggregate spread between $21.61 and the exercise price of the accelerated options, if less than $21.61, while $21.61 is the intrinsic value of the restricted stock grants.
Under the Amended Equity Plan, the plan administrator also has discretionary authority regarding accelerated vesting upon termination other than by reason of death or disability, or in connection with an impending Change in Control (as defined in the Amended Equity Plan). The amounts in the tables above assume such discretionary authority was not exercised. Additionally, under the Amended Equity Plan, unless otherwise provided in any applicable award agreement, if a Change in Control occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the Amended Equity Plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. The amounts in the tables above assume such awards were continued, converted, assumed or replaced in connection with a Change in Control.
Qualified and Non-Qualified Plans; ESOP
Under each Severance Agreement, if a Change in Control Event occurs, subject to eligibility provisions of the plans, the executive officer will continue to participate in the tax-qualified and non-qualified retirement, savings and employee stock ownership plans of the Company during the twenty-four (24) month period following the executive officer’s date of termination unless he commences other employment prior to the end of the twenty-four (24) month period, in which case, such participation will end on the date of his new employment. In addition, upon termination of employment for any reason, including death, disability, retirement or other termination, the executive officer will be entitled to his vested benefits under the Farmer Bros. Plan and the ESOP.
Estimated qualified and non-qualified plan benefits shown in the tables above reflect the present value of the vested accumulated benefits under the Farmer Bros. Plan. Amounts shown in the tables above exclude vested employee contributions under the Farmer Bros. Plan.

Estimated ESOP benefits shown in the tables above reflect the value of vested allocated shares in the ESOP plus, in the case of a Change in Control Event, an annual allocation of ESOP shares to qualified employees (estimated to be $12,210, $11,129 and $12,231, respectively, for Mr. Keown, Mr. Nelson and Mr. Mortensen). The estimated value of the ESOP shares is based on $21.61 per share, the closing price of our Common Stock on June 30, 2014.
Participants become 100% vested under the ESOP upon death, disability and, subject to certain eligibility requirements, retirement.
Health and Dental Insurance
Severance Agreements
Under each Severance Agreement, if a Change in Control Event occurs, the health, dental and life insurance benefits coverage provided to the executive officer at his date of termination will be continued by the Company during the twenty-four (24) month period following the executive officer ’s date of termination unless he commences employment prior to the end of the twenty-four (24) month period and qualifies for substantially equivalent insurance benefits with his new employer, in which case such insurance coverage will end on the date of qualification. The Company will provide for such insurance coverage at its expense at the same level and in the same manner as if the executive officer’s employment had not terminated (subject to the customary changes in such coverage if the executive officer retires under a Company retirement plan, reaches age 65, or similar events and subject to the executive officer’s right to make any changes in such coverage that an active employee is permitted to make). Any additional coverage the executive officer had at termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. Any costs the executive officer was paying for such coverage at the time of termination will be paid by the executive officer. If the terms of any benefit plan do not permit continued participation, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the executive officer’s participation in the Company’s medical insurance program offered to all non-union employees.
Employment Agreements
Under the Employment Agreements, if termination occurs at the election of the Company without Cause (as defined in the applicable Employment Agreement) or by the executive officer’s resignation with Good Reason (as defined in the applicable Employment Agreement), such executive officer will continue to receive partially Company-paid COBRA coverage under the Company’s health care plan for a period of one (1) year after the effective termination date.
Company Benefit Plans
Under the Company’s group health plan, an employee who becomes totally disabled and his or her covered dependents will be eligible for coverage one year from the date disability began or a period equal to the time the employee was enrolled under the plan, whichever is less.
Outplacement Services
Under each Severance Agreement, if a Change in Control Event occurs, the Company will provide the executive officer with outplacement services at the expense of the Company, in an amount up to $25,000.
Death Benefit Plan
As described above under the heading “Pension Benefits,” the Company provides a “death benefit” to certain of its employees and retirees, including Mr. Mortensen. The amounts shown in the table above represents the death benefit to which Mr. Mortensen is entitled under the death benefit plan. The Company has purchased life insurance policies to fund the death benefit wherein the Company owns the policy but the death benefit is paid to the employee's or retiree's beneficiary upon the employee’s death, and any excess over that death benefit amount that may be paid out under the related insurance policy goes to the Company. The amounts shown in the table above represent the value of the death benefit payable by a third-party insurance company under this arrangement.
In addition, under each Severance Agreement, if the executive officer is covered by a split-dollar or similar life insurance program at the date of termination, he will have the option to have such policy transferred to him or her upon termination provided the Company is paid for its interest in the policy upon such transfer. The amount shown in the table for Mr. Mortensen above assumes no such option is exercised.
Indemnification
The Company has entered into the same form of Indemnification Agreement with each Named Executive Officer as is described below under the heading “Director Compensation—Director Indemnification.” The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the Delaware General Corporation Law.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
Background
As part of the Board’s commitment to excellence in corporate governance, and as required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board is providing our stockholders with an opportunity to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
Summary
We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables.
Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers, subject to Board review prior to approval in the case of equity compensation awards. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to balance compensation elements and levels that attract, motivate and retain talented executives with forms of compensation that are performance-based and/or aligned with stock performance and stockholder interests. The program rewards superior performance and provides consequences for underperformance. We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables for more information.
We emphasize pay-for-performance. Annual performance-based incentives play an important role in providing incentives to our executives to achieve and exceed short-term performance goals. In fiscal 2014, the Compensation Committee established Company financial performance criteria and individual participant goals for bonus awards under the Incentive Plan. For fiscal 2014, Company financial performance was gauged by the level of achievement of modified net income and modified operating cash flow. The Compensation Committee established that modified net income of $5.58 million would be the threshold to any bonus payout under the Incentive Plan. In fiscal 2014, net income was $12.1 million compared to net loss of $(8.5) million in fiscal 2013. As a result, the Company surpassed the modified net income threshold under the Incentive Plan, resulting in aggregate bonuses in the amount of $1,323,341 to our Named Executive Officers who were serving as executive officers at the end of fiscal 2014 based on the extent of achievement of modified net income, modified operating cash flow and individual participant goals.
In addition to awards under the Incentive Plan, in fiscal 2014, the Compensation Committee approved grants of PNQs under the Amended Equity Plan to certain of the Company's employees, including Messrs. Keown, Nelson, Mortensen and Harding, which stock options are subject to performance-based and time-based vesting. These PNQs vest over a three-year period with one-third of the total number of shares subject to each such PNQ vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares subject to each PNQ vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date and the acceleration provisions contained in the Amended Equity Plan and the applicable award agreement.
We believe our compensation programs are strongly aligned with the long-term interests of our stockholders. Compensation includes equity-based awards under the Amended Equity Plan intended to align total compensation with stockholder interests by encouraging long-term performance. Equity represents a key component of the compensation of our Named Executive Officers as a percentage of total compensation.
For Mr. Keown, our current President and Chief Executive Officer, on an annualized basis for fiscal 2014, approximately 33% of target total direct compensation was in the form of equity; approximately 33% was base salary; and approximately 33% was short-term incentive cash compensation under the Incentive Plan.
For our Named Executive Officers (other than Mr. Keown), on average, in fiscal 2014 approximately 19% of target total direct compensation was in the form of equity; approximately 55% was base salary; and approximately 26% was short-term incentive cash compensation under the Incentive Plan.

Stock options for 270,062 shares have been exercised since inception of the Amended Equity Plan (including under its predecessor, the Omnibus Plan), and 466,623 shares issuable under outstanding stock options are “in the money” as of October 16, 2014.
We are committed to good governance and providing pay opportunities that reflect best practices. Executive officer compensation is determined by the Compensation Committee which is composed solely of independent directors. The Compensation Committee has authority to retain independent compensation consultants to provide it with advice on matters related to executive compensation. In fiscal 2014, the Compensation Committee utilized the services of Strategic Apex Group to advise on certain executive officer compensation matters as described in the Compensation Discussion and Analysis section above under the heading “Oversight of the Executive Compensation Program—Compensation Committee Consultants.”
The Company intends to provide pay opportunities that reflect best practices and that also acknowledge the Company's current circumstances and historical results. Accordingly, the Company:

•	Does not provide supplemental retirement benefits to Named Executive Officers in excess of those generally provided to other employees of the Company;

•	Maintains incentive compensation plans that do not encourage undue risk-taking and align executive rewards with annual and long-term performance;

•	Has not engaged in the practice of re-pricing/exchanging stock options;

•	Does not provide for any “single trigger” severance payments in connection with a Change in Control to any Named Executive Officer;

•
Maintains an equity compensation program that generally has a long-term focus, including equity awards that generally vest over a period of three years, and, in the case of PNQs, are also subject to performance-based vesting, or, in the case of restricted stock awards, cliff vest at the end of three years;

•	Maintains compensation programs that have a strong pay-for-performance orientation;

•	Limits perquisites except in connection with the facilitation of the Company’s business or where necessary in recruiting and retaining key executives;

•	Maintains stock ownership guidelines for executive officers that require significant investment by these individuals in the Company’s Common Stock; and

•
Has a clawback policy that requires the Board of Directors to review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers if it is subsequently determined that the amounts of such compensation were determined based on financial results that are later restated and the executive officer’s fraud or misconduct caused or partially caused such restatement.

In light of the results of the most recent stockholder advisory vote to approve the compensation of our named executive officers for fiscal 2013, we have evaluated and revised our executive compensation programs. Beginning in fiscal 2014, the intent of the Compensation Committee has been to limit equity awards to current employees to PNQs and to implement certain other limitations on the nature of equity awards. The Compensation Committee intends to maintain the ability to incorporate equity-based elements in the Company’s executive compensation program; however, the Compensation Committee expects to incorporate cash-settled stock units beginning in fiscal 2015. The addition of the use of these cash-settled stock units for long-term incentive compensation awards is intended to address, among other things, concerns expressed by stockholders regarding the dilution associated with the issuance of awards settled in equity, at the same time, still aligning the interests of recipients of these awards with the interests of stockholders and the long-term performance of the Company. In addition, for fiscal 2015, the Compensation Committee has determined that incentive cash bonuses under the Incentive Plan will be determined in the same manner as fiscal 2014, with modified net income and modified operating cash flow targets representing challenging goals designed to incentivize the executive officers, and, if achieved, will reflect improvement in Company profitability.
In addition, assuming stockholder approval of the Incentive Plan Amendment, including the performance criteria set forth therein, under Proposal No. 4, awards under the Incentive Plan may qualify as performance-based compensation assuming the requirements under Section 162(m) are otherwise met.

Vote Required
The approval of the advisory vote to approve our executive compensation requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, therefore, will have no effect on the proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner. The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2015 Annual Meeting of Stockholders.
Recommendation
The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and is working to ensure that our executives’ interests are aligned with our stockholders’ interests to support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE ADVISORY (NON-BINDING) RESOLUTION INDICATING THE APPROVAL OF
THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO
FARMER BROS. CO. 2005 INCENTIVE COMPENSATION PLAN
On October 13, 2014, upon recommendation of the Compensation Committee, the Board of Directors adopted an amendment to the Farmer Brothers Co. 2005 Incentive Compensation Plan (the “Incentive Plan”). The amendment is effective as of July 1, 2014, subject to approval by the Company’s stockholders at the Annual Meeting (the “Incentive Plan Amendment”).
We are asking stockholders to approve the Incentive Plan Amendment to ensure that annual bonuses paid under the Incentive Plan will be capable of qualifying as performance-based compensation under Section 162(m) of the Internal Revenue Code and thus be fully deductible by the Company for federal income tax purposes.
Incentive Plan Amendment
Section 162(m) limits the tax deductibility of compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the three other highest compensated officers (other than the Chief Financial Officer), who are identified as Named Executive Officers (the “Covered Employees”). An exception from this limitation applies to performance-based compensation as defined under Section 162(m) (the “Performance Exception”). One of the requirements under the Performance Exception is stockholder approval of the material terms of the performance goals pursuant to which the compensation is paid.
The Incentive Plan currently does not include the performance-based requirements under Section 162(m). As a result, compensation awarded thereunder is not eligible to qualify as performance-based compensation and, therefore, counts toward the $1 million limit and may not be entirely tax-deductible to the Company. The Incentive Plan Amendment will give the Compensation Committee the ability to grant awards under the Incentive Plan based upon the achievement of performance goals during specified periods that are designed to qualify for the Performance Exception.
Stockholder Approval
Section 162(m) provides that the material terms of the performance goals include:

•	The employees eligible to receive compensation;

•	A description of the performance criteria on which the performance goals are based; and

•	The maximum award that can be paid to an individual under the performance goals.
Each of these material terms is described below. Stockholder approval of the Incentive Plan Amendment constitutes approval of each material term for purposes of the approval requirements of Section 162(m).
Eligible Employees
The Incentive Plan may be used to grant performance-based awards to any officer or other key management employee of the Company and its subsidiaries as selected by the Compensation Committee. Awards under the Incentive Plan have historically been granted to a limited number of individuals, generally limited to executive officers. In fiscal 2013 and 2014, the Compensation Committee granted awards under the Incentive Plan to six and four individuals, respectively. The Compensation Committee currently anticipates that awards under the Incentive Plan will continue to be limited to the Company’s executive officer group. There are currently three such executive officers.
Performance Criteria
Under the Incentive Plan Amendment, to the extent the Compensation Committee intends that awards satisfy the requirements for performance-based compensation under Section 162(m), the Compensation Committee will select the Performance Criteria applicable to the performance period and establish the Performance Goals, and amounts of such awards, as applicable, which may be earned for such performance period.
The term “Performance Criteria” means the criteria, either individually, alternatively or in any combination, that the Compensation Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Covered

Employee for a performance period. Under the Incentive Plan Amendment, the Performance Criteria that will be used to establish Performance Goals are limited to the following (and modifications of the following): net sales or revenue; net income before tax and excluding gain or loss on sale of property, plant and equipment; cash flow (including, but not limited to, operating cash flow and free cash flow); total shareholder return; profitability; stock price; economic value added; profit margin (gross or net); asset turnover; sales growth (whether measured in pounds of coffee, number of accounts or otherwise); asset growth; return on investment; earnings or earnings per share; return on equity; return on assets; return on capital; cost of capital; gross income or operating income; market share; working capital; and/or cost reduction. The Performance Criteria may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the award.
The term “Performance Goals” means, for a performance period, the goals established in writing by the Compensation Committee for the performance period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division or other operational unit, or an individual. The Compensation Committee, in its discretion, may, within the time prescribed by Section 162(m), adjust or modify the calculation of Performance Goals for such performance period in order to prevent the dilution or enlargement of the rights of Covered Employees (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
Following the completion of each performance period, the Compensation Committee will certify in writing the extent to which Performance Goals for that performance period have been achieved and will authorize the award of cash to the Covered Employee for whom the Performance Goals were established, in accordance with the terms of the applicable award agreement. For any award that the Compensation Committee intends to satisfy the requirements of Section 162(m), the Compensation Committee may not increase the amount payable with respect to such award, but it may decrease or eliminate any such award to any Covered Employee.
Maximum Awards
In order to meet the requirements of the Performance Exception, the Incentive Plan Amendment provides that no Covered Employee may receive award payments during any fiscal year having an aggregate dollar amount in excess of $5.0 million.
Other Provisions of the Incentive Plan
Administration
The Compensation Committee will continue to act as administrator, with full power and authority to construe, interpret and administer the Incentive Plan, including determining the participants and the terms and conditions of any award and interpreting the plan provisions. As required pursuant to the Incentive Plan Amendment, the Board will ensure that each member of the Compensation Committee satisfies the “outside director” definition under Section 162(m).
Payment of Awards
Under the Incentive Plan, at the beginning of each fiscal year, the Compensation Committee, as administrator, determines who will participate in the Incentive Plan, establishes a target bonus for each participant, and establishes both Company financial performance criteria and individual participant goals for the ensuing year. The Compensation Committee also determines the weighting to be assigned to the Company’s financial performance criteria and the individual goals as a whole, which weighting may differ among the executive officers, although over the past three fiscal years the weighting between Company financial performance and individual goals has been uniform for all executive officers. A threshold level for the Company’s financial performance may also be established which, if not met, may preclude the award of bonuses. At fiscal year-end, bonuses are awarded based on the Company’s level of achievement of its financial performance criteria and the participant’s percentage of achievement of assigned individual goals. Subject to the terms of the Incentive Plan Amendment, the preliminary bonus award is subject to adjustment, upward or downward, by the Compensation Committee in its discretion. The Compensation Committee also has the discretion to alter the financial performance criteria and individual goals during the year and to decline to award any bonus should the Compensation Committee determine such actions to be warranted by a change in circumstances or by the instance of abuse or malfeasance. Accordingly, no bonus is earned unless and until an award is actually made by the Compensation Committee after fiscal year-end.
Amendment and Termination
Under the Incentive Plan, the Board of Directors reserves the right at any time to amend, suspend or terminate the Incentive Plan in whole or in part and for any reason without the consent of any participant or beneficiary; provided that no such action shall adversely affect the rights of participants or beneficiaries with respect to awards made prior to such action. Subject to the foregoing provision, any amendment, modification, suspension or termination of any provisions of the Incentive Plan may be retroactively applied. By its terms, the Incentive Plan Amendment requires that in order for awards to continue to qualify as performance-based compensation under Section 162(m), the Performance Criteria must be re-approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders approve the Incentive Plan Amendment.
Estimate of Bonus Awards
Bonuses payable under the Incentive Plan cannot currently be determined because they will depend on the attainment of specified performance goals and any exercise of discretion by the Compensation Committee. If the Incentive Plan Amendment had been in effect for fiscal 2014, then assuming the same Performance Criteria and the use of appropriate discretion by the Compensation Committee, the bonuses that would have been paid pursuant to the Incentive Plan had the Incentive Plan Amendment been in effect for fiscal 2014 are the same amounts that were actually paid under the Incentive Plan for fiscal 2014. These amounts are set forth in the Summary Compensation Table in this Proxy Statement, in the “Non-Equity Incentive Plan Compensation" column.
Nothing in the Incentive Plan, the Incentive Plan Amendment or this Proxy Statement is intended to guarantee that the Company will always seek to ensure that its compensation qualifies as performance-based compensation.
The foregoing summary is qualified in its entirety by reference to the full text of the Incentive Plan Amendment and the Incentive Plan, copies of which are attached to this Proxy Statement as Appendix A and Appendix B, respectively. Other than the amendment to set forth the performance-based requirements under Section 162(m) for which we are seeking stockholder approval, the terms of the Incentive Plan remain unchanged by the Incentive Plan Amendment.
Vote Required
The approval of the Incentive Plan Amendment requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, however, will have no effect on the proposal as brokers are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.
Recommendation
The Board believes that the approval of the Incentive Plan Amendment, including the Performance Criteria set forth therein, will permit the Compensation Committee to grant performance-based incentive cash compensation designed to qualify for the Performance Exception under Section 162(m) to those employees upon whose judgment and efforts the Company is largely dependent for the successful conduct of its operations. The Board believes that this is in the best interest of the Company.
If stockholders do not approve the Incentive Plan Amendment, including the Performance Criteria set forth therein, under Proposal No. 4, the Compensation Committee intends to continue to make annual awards under the Incentive Plan. However such awards will not meet the requirements to qualify as performance-based compensation under Section 162(m) and, therefore, may not be entirely tax deductible to the Company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL
OF THE INCENTIVE PLAN AMENDMENT, INCLUDING APPROVAL OF
THE PERFORMANCE CRITERIA SET FORTH THEREIN.

DIRECTOR COMPENSATION
The compensation program for our non-employee directors is intended to fairly compensate them for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company.
Non-employee members of the Board receive a combination of cash and stock-based compensation. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.
Cash Compensation
Fiscal 2014
In fiscal 2014, each non-employee director received an annual retainer of $30,000, payable quarterly in advance, and meeting fees of $1,500 for each Board meeting, $2,500 for each Compensation Committee or Audit Committee meeting, and $1,500 for each Nominating Committee meeting attended; provided if more than one meeting (Board or committee) was held and attended on the same date, maximum meeting fees were $4,000.
In addition, the following committee chairs received additional annual retainers, as follows: (i) Audit Committee, $15,000; and (ii) Compensation Committee, $7,500. Board members also received payment or reimbursement of reasonable travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education.
Fiscal 2015
Fiscal 2015 non-employee director cash compensation is expected to remain unchanged from fiscal 2014, with the following exceptions: (i) the annual retainer will increase to $37,000; (ii) Board meeting fees will increase to $2,000 per meeting; (iii) Nominating Committee meeting fees will increase to $2,000 per meeting; (iv) daily maximum meeting fees will increase to $4,500; and (v) the Chairman of the Board will receive an additional annual retainer of $20,000.
Equity Compensation
In fiscal 2014, each non-employee director received a grant of restricted stock under the Amended Equity Plan having a value equal to $30,000, such grant to vest over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date. The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine. The number of shares of Common Stock to be received in the grant of restricted stock is based on the closing price per share of our Common Stock on the date such grant is made. In fiscal 2014, the annual grant of restricted stock was made on December 5, 2013. Each non-employee director received a grant of 1,459 shares of restricted stock based on the closing price per share of our Common Stock on December 5, 2013 ($20.57). Fiscal 2015 non-employee director equity compensation is expected to remain unchanged from fiscal 2014.
Stock Ownership Guidelines
Under the Stock Ownership Guidelines adopted by the Board, through fiscal 2014 non-employee directors have been expected to own and hold during their service as a Board member a number of shares of Common Stock with a value equal to at least three (3) times the amount of the non-employee director annual stock-based award, as the same may be adjusted from time to time, under the Amended Equity Plan. Effective as of October 13, 2014, this has been increased to an amount of Common Stock with a value of at least $150,000. Stock that counts toward satisfaction of these guidelines includes: (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares; and (iv) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family.
Until the applicable guideline is achieved, each non-employee director is required to retain all “profit shares,” which are those shares remaining after payment of taxes on earned equity awards under the Amended Equity Plan, such as shares granted pursuant to the exercise of vested options and restricted stock that has vested. Non-employee directors are expected to continuously own sufficient shares to meet these guidelines once attained.
 Director Compensation Table
The following table shows fiscal 2014 non-employee director compensation:

Director(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Change in Pension Value ($) (3)	All Other Compensation ($)(4)	Total ($)
Hamideh Assadi(5)(6)(7)	77,500	30,012	206	2,339	110,057
Guenter W. Berger(6)	42,000	30,012	—	6,549	78,561
Randy E. Clark(5)(6)(7)	77,500	30,012	—	—	107,512
Jeanne Farmer Grossman(5)(6)	72,000	30,012	—	—	102,012
Martin A. Lynch(6)(7)(8)	23,000	—	—	—	23,000
Charles F. Marcy(6)(8)	27,000	30,012	—	—	57,012
James J. McGarry(6)(8)	15,000	—	—	—	15,000
Christopher P. Mottern(6)(7)(8)	42,000	30,012	—	—	72,012
 __________

(1)	Mr. Keown, the Company’s President and Chief Executive Officer, is not included in this table since he received no additional compensation for his service as a director in fiscal 2014.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Each non-employee director received a grant on December 5, 2013 of 1,459 shares of restricted stock, which generally vest over three years in equal annual installments, with a grant date fair value under FASB ASC Topic 718 of $20.57 per share, based on the closing price of our Common Stock on that date of $20.57. The aggregate number of restricted stock awards outstanding at June 30, 2014 for each non-employee director is: Ms. Assadi, 4,975 shares; Mr. Berger, 4,975 shares; Mr. Clark, 3,153 shares; Ms. Grossman, 4,975 shares; Mr. Marcy 1,459 shares; and Mr. Mottern, 1,459 shares. Messrs. Lynch and McGarry each forfeited 3,516 shares of restricted stock upon their ceasing to serve on the Board of Directors beyond the 2013 Annual Meeting and, as a result, held no shares of restricted stock as of June 30, 2014.

(3)
Represents the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans from the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2013 to the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2014. The aggregate change in the actuarial pension value of Mr. Berger's accumulated benefits under the Farmer Bros. Plan was ($14,031) due to the payment of benefits to Mr. Berger under the plan in fiscal 2014.

(4)
All Other Compensation for Ms. Assadi includes life insurance premiums paid by the Company under the Company's postretirement death benefit plan ($2,035) and the economic benefit of the associated life insurance policy ($304). All Other Compensation for Mr. Berger includes life insurance premiums paid by the Company under the Company's postretirement death benefit plan ($3,956) and the economic benefit of the associated life insurance policy ($2,593).

(5)	During fiscal 2014, Hamideh Assadi, Randy E. Clark and Jeanne Farmer Grossman served as members, and Ms. Grossman served as Chair, of the Compensation Committee.

(6)
During fiscal 2014, Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Martin A. Lynch, Charles F. Marcy, James J. McGarry and Christopher P. Mottern served as members of the Nominating Committee. Messrs. Marcy and Mottern were appointed to the Nominating Committee, and Mr. Marcy was appointed as Chair, on December 5, 2013. Messrs. Lynch and McGarry served as members, and Mr. McGarry served as Chair, of the Nominating Committee through the end of their term as directors on December 5, 2013.

(7)
During fiscal 2014, Hamideh Assadi, Randy E. Clark, Martin A. Lynch and Christopher P. Mottern served as members of the Audit Committee. Mr. Mottern was appointed to the Audit Committee, including as Chair, on December 5, 2013. Mr. Lynch served as a member and Chair of the Audit Committee through the end of his term as a director on December 5, 2013.

(8)
Messrs. Lynch and McGarry served as directors through the end of their term on December 5, 2013. Messrs. Marcy and Mottern were elected to the Board of Directors on December 5, 2013 at the 2013 Annual Meeting of Stockholders.

Director Indemnification
Under Farmer Bros.’ Certificate of Incorporation and By-Laws, the directors are entitled to indemnification from the Company to the fullest extent permitted by Delaware corporate law. The Board of Directors has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.
The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the Delaware General Corporation Law. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than five percent (5%) of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.
Under the policy, upon referral by the Chief Compliance Officer or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:

•
The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;

•	Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;

•
The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;

•
Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and

•	Such additional factors as the Audit Committee determines relevant.
The Audit committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting; (ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.
The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and Nasdaq rules.
Related Person Transactions
Since the beginning of fiscal 2014, related person transactions reviewed and approved and/or ratified by the Audit Committee include the following:
The son of Carol Farmer Waite, the beneficial owner of more than five percent (5%) of the Company’s voting securities, is a non-executive employee of the Company in the position of Vice President of Coffee. Mr. Waite’s fiscal 2014 compensation (including salary, non-equity incentive compensation, stock based compensation, auto allowance, life insurance premium, ESOP allocation, 401(k) matching contribution and change in pension value) was $353,500. Additionally, Mr. Waite’s fiscal 2015 compensation is expected to exceed $120,000.
Teri L. Witteman, the Company’s current Secretary, is an attorney with the law firm of AFRCT, which provides legal services to the Company. In fiscal 2014, we paid AFRCT approximately $383,000 in fees and costs for such services. We expect to continue to engage AFRCT to perform legal services in fiscal 2015.

AUDIT MATTERS
Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2014.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2014 Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors
Christopher P. Mottern, Chair
Hamideh Assadi
Randy E. Clark
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed by Deloitte and EY for fiscal 2014 and 2013 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. EY served as the Company’s independent registered public accounting firm and provided tax services in fiscal 2013 and for part of fiscal 2014, until December 23, 2013, when the Company engaged Deloitte as its independent registered public accounting firm. Prior to Deloitte’s engagement as the Company’s independent registered public accounting firm, certain affiliates of Deloitte provided tax services and consulting services to the Company in fiscal 2014and 2013, the aggregate fees for which are included in the table below. The Audit Committee approved all audit and permissible non-audit services provided by Deloitte and EY in accordance with the pre-approval policies and procedures described below.

Type of Fees	Fiscal 2014	Fiscal 2013
Audit Fees	$944,187	$926,483
Audit-Related Fees	—	—
Tax Fees	48,354	24,240
All Other Fees	6,400	—
Total Fees	$998,941	$950,723

Audit Fees
“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2014 consisted of $788,662 of fees rendered by Deloitte associated with the audit of the Company’s fiscal 2014 annual financial statements, the audit of internal control over financial reporting in fiscal 2014, and the review of the Company’s quarterly reports on Form 10-Q for the second and third quarters of fiscal 2014. Audit fees for fiscal 2014 also include $155,525 of fees rendered by EY for the review of the Company’s interim financial statements included in the Company’s quarterly report on Form 10-Q for the first quarter of fiscal 2014 and providing their consent in the Company’s 2014 Form 10-K. Audit fees for fiscal 2013 consisted of fees rendered by EY associated with the audit of the Company’s fiscal 2013 annual financial statements, including the restatement of certain prior period financial statements, the audit of internal control over financial reporting in fiscal 2013, and the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal 2013.
Audit-Related Fees
“Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include consultations regarding implementation of accounting transactions or standards. In fiscal 2014 and 2013, the Company paid no fees to Deloitte or EY in this category.
Tax Fees
“Tax Fees” are fees for tax compliance, tax advice and tax planning, including state tax representation and miscellaneous consulting on federal and state taxation matters. Tax fees for fiscal 2014 consisted of $11,154 of fees rendered by Deloitte Tax LLP for a fuel tax study and $37,200 of fees for services rendered by EY for tax compliance and advisory services. Tax fees for fiscal 2013 consisted of $24,240 fees for services rendered by EY for tax compliance and advisory services.
All Other Fees
“All Other Fees” are fees for any services not included in the first three categories. All other fees in fiscal 2014 consisted of (i) subscription fees paid to Deloitte for an online accounting research tool and (ii) actuarial services rendered by Deloitte Consulting LLP. In fiscal 2014 and 2013, the Company paid no fees to EY in this category.
Pre-Approval of Audit and Non-Audit Services
Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.
In fiscal 2014, there were no fees paid to Deloitte or EY under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS

Annual Report and Form 10-K
The 2014 Annual Report to Stockholders (which includes the Company’s 2014 Form 10-K) accompanies this Proxy Statement. The 2014 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2014 Form 10-K, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, Attention: Chief Financial Officer. The Company’s 2014 Form 10-K is also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s 2014 Form 10-K and exhibits are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). As a practical matter, the Company assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on the Company’s review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, with respect to the fiscal year ended June 30, 2014, the Reporting Persons met all applicable Section 16(a) filing requirements.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy for consideration at the Company’s 2015 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2015 proxy statement, stockholder proposals must be received by the Company at its principal executive offices no later than July 9, 2015 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s By-Laws
The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s proxy statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2015 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 6, 2015, and no later than September 5, 2015, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2015 Annual Meeting is called for a date that is not within thirty (30) days of the anniversary date of the 2014 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2015 Annual Meeting was mailed or such public disclosure of the date of the 2015 Annual Meeting was made, whichever first occurs.
The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the

Exchange Act; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
You may write to the Secretary of the Company at the Company’s principal executive offices, 20333 South Normandie Avenue, Torrance, California 90502, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (310) 787-5200, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.
Forward-Looking Statements
Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2014 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this Proxy Statement and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the relative effectiveness of compensation-based employee incentives in causing improvements in  Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, changes in the strength of the economy, our ability to refinance or replace our existing credit facility upon its expiration, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in Part I, Item 1A of our 2014 Form 10-K, and other factors described from time to time in our filings with the SEC.

By Order of the Board of Directors
October 28, 2014	TERI L. WITTEMAN Secretary

APPENDIX A

AMENDMENT TO THE
FARMER BROS. CO.
2005 INCENTIVE COMPENSATION PLAN
(As Amended and Restated as of December 31, 2008)
(Effective as of July 1, 2014)
Purpose of the Amendment
The purpose of this Amendment (this “Amendment”) to the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Plan”) is to add a provision setting forth the performance-based compensation requirements under Section 162(m) of the Internal Revenue Code and applicable Treasury Regulations (“Section 162(m)”). The Amendment is effective as of July 1, 2014, subject to approval by the Company’s stockholders at the Company’s 2014 annual meeting of stockholders.
Amendment
The Plan is amended to add a new Section 6 as set forth below and to renumber the current Sections 6 through 12, and references thereto, accordingly. All capitalized terms not defined in this Amendment shall have the meanings set forth in the Plan.
“Section 6. Performed-Based Awards Under Section 162(m).
(a)    Performance-Based Awards. Notwithstanding anything to the contrary in Section 5 or Section 7, to the extent the Committee intends that Awards satisfy the requirements for performance-based compensation under Section 162(m), the Committee shall, in writing, (i) designate one or more Covered Employees (as defined in Section 162(m)) to receive Awards satisfying the performance-based compensation requirements under Section 162(m), (ii) select the Performance Criteria applicable to the performance period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such performance period. Section 162(m) requires that the Committee establish each Covered Employee’s Performance Criteria, Performance Goals and target Award amount within the first 90 days of each performance period.
Following the completion of each performance period, the Committee shall certify in writing the extent to which Performance Goals for that performance period have been achieved and shall authorize the award of cash to the Covered Employee for whom the Performance Goals were established, in accordance with the terms of the applicable Award agreement. For any Award that the Committee intends to satisfy the requirements of Section 162(m), the Committee may not increase the amount payable with respect to any Award, but it may decrease or eliminate any such Award to any Covered Employee.
(b)    Performance Criteria. The term “Performance Criteria” means the criteria, either individually, alternatively or in any combination, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Covered Employee for a performance period. For purposes of this Section 6, the Performance Criteria that will be used to establish Performance Goals are limited to the following (and modifications of the following): net sales or revenue; net income before tax and excluding gain or loss on sale of property, plant and equipment; cash flow (including, but not limited to, operating cash flow and free cash flow); total shareholder return; profitability; stock price; economic value added; profit margin (gross or net); asset turnover; sales growth (whether measured in pounds of coffee, number of accounts or otherwise); asset growth; return on investment; earnings or earnings per share; return on equity; return on assets; return on capital; cost of capital; gross income or operating income; market share; working capital; and/or cost reduction. The Performance Criteria may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Committee in the Award. The Committee shall, within the time prescribed by Section 162(m), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such performance period for such Covered Employee. In order for

A-1

Awards to continue to qualify as performance-based compensation under Section 162(m), the Performance Criteria must be re-approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders approved this Amendment.
(c)    Performance Goals. The term “Performance Goals” means, for a performance period, the goals established in writing by the Committee for the performance period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division or other operational unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m), adjust or modify the calculation of Performance Goals for such performance period in order to prevent the dilution or enlargement of the rights of Covered Employees (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
(d)    Compensation Committee. The Board shall ensure that each member of the Committee satisfies the “outside director” definition under Section 162(m).
(e)    Limitation. No Covered Employee may receive Award payments during any Fiscal Year having an aggregate dollar amount in excess of $5,000,000.”

A-2

APPENDIX B

FARMER BROS. CO.
2005 INCENTIVE COMPENSATION PLAN
(Amended and Restated as of December 31, 2008)

1.
Purpose. The purpose of this Plan is to further the Company’s profitability by providing an incentive and reward to key management employees of the Company who through industry, ability, teamwork with other key management employees and exceptional service contribute materially to the success of the Company, and by enhancing the Company’s ability to attract and retain in its employ key personnel upon whose efforts the success of the Company is dependent. The Company desires to adopt this Plan to: provide awards based on the achievement of corporate goals and specifically measured individual goals that are consistent with and support the Company’s overall business strategies and objectives; provide Participants with an incentive for excellence in individual performance; and promote teamwork.  This Plan entirely supersedes the Company’s 1982 Incentive Compensation Plan (“1982 Plan”).

2.Definitions. As used in this Plan, the following terms shall have the following meanings:

(a)	“Plan” means this Farmer Bros. Co. 2005 Incentive Compensation Plan, as it may be amended from time to time.

(b)	“Company” means Farmer Bros. Co., a Delaware corporation, and includes the Company’s subsidiaries and divisions.

(c)	“Board of Directors” or “Board” means the Board of Directors of Farmer Bros. Co.

(d)	“Committee” means the Compensation Committee of the Board, or such other committee as may be appointed by the Board to administer the Plan pursuant to section 9.

(e)	“Fiscal Year” means the year selected by the Company for income taxation and financial reporting purposes.

(f)
“Employee” or “Eligible Employee” means any officer or other key management employee of the Company (including subsidiaries) who is in the employ of the Company. No member of the Committee shall be an Eligible Employee while serving on the Committee or for a period of one year thereafter.

(g)	“Participant” means an Eligible Employee to whom an award is made under this Plan.

(h)	“Award” means a Current Award or Deferred Award made by the Committee pursuant to section 6 of the Plan.

(i)	“Current Award” means an Award payable pursuant to section 7(a) of the Plan.

(j)	“Deferred Award” means an Award payable pursuant to section 7(b) of the Plan.

(k)
“Base Salary” means a Participant’s annual pay rate at the end of the Fiscal Year, without taking into account the following: (i) any deferrals of income; (ii) any incentive compensation; or (iii) any other benefits paid or provided under any of the Company’s other employee benefit plans.

(l)
“Performance Criteria” means the attainment of specified levels of (or percentage changes in) financial performance and other corporate and/or individual objectives as determined by the Committee in its discretion.

(i)    Performance Criteria may measure, without limitation, such financial performance indicators as the following: adjusted net income, net sales; total shareholder return; profitability; stock price; economic value added; profit margin (gross or net); asset turnover; sales growth (whether measured in pounds of coffee, number of accounts or otherwise); asset growth; return on investment; earnings per share; return on equity; return on assets; return on capital; operating cash flow; cost of capital; net income; market share; working capital; cost reduction; and such other financial metrics measured solely in terms of the attainment of quantitative targets related to the Company’s business.
(ii)    Performance Criteria may also assess, without limitation, attainment of corporate and/or individual objectives such as customer satisfaction, maintenance of good employee relations, safety enhancement, improved product quality, systems improvement and implementation, acquisitions, expansion of product lines, creation of operating efficiencies, market share increase, geographic expansion, enhancement of management depth, succession planning, financial risk management, and such other objectives important to the achievement of the Company’s overall business strategies and objectives.
(iii)    Performance Criteria may but need not be susceptible to objective measurement.
Performance Criteria may be applied by the Committee as a measure of the performance of any, all, or any combination of the following: the Company; a subsidiary, division, department, region, function or business unit of the Company or any subsidiary; a particular product category or categories of the Company or any subsidiary; or an individual Participant.

(m)	“Target Award” is defined in Section 5.

3.	Amount Subject to Awards. The amount available for Awards under this Plan each Fiscal Year shall be within the discretion of the Committee.

4.
Participants. Based on its evaluation of an Employee’s performance, contribution to the Company, compensation, and other criteria it deems relevant, the Committee shall determine within ninety (90) days after the beginning of each Fiscal Year, in its sole discretion, the Employees, if any, who shall be Participants in the Plan for that year.

5.
Performance Criteria and Target Award. With respect to each Participant, the Committee shall establish in writing the specific Performance Criteria for such Fiscal Year to be achieved by the Company and/or such Participant in order for such Participant to earn an Award under this Plan.  The Committee shall also establish a target Award amount (“Target Award”) for each Participant based upon the Participant’s past annual compensation, current salary, job responsibilities and past and expected future job performance. The Committee may consult with senior management executives of the Company and the Plan Participants in establishing such Performance Criteria and Target Awards to the extent deemed appropriate by the Committee. Performance Criteria may vary from Participant to Participant and between groups of Participants. The Committee shall for each Fiscal Year establish a formula or matrix for each Participant pursuant to which his or her Award shall be determined based upon the degree of achievement of such Performance Criteria. This formula or matrix may take into account Performance Criteria achieved in prior Fiscal Years. In addition, the relative weight among specific Performance Criteria shall be determined by the Committee in its discretion. The Committee shall inform each Participant of the Performance Criteria, Target Award and formula or matrix for determining achievement of the Performance Criteria and calculation of the Award which are applicable to the Participant’s Award. The Committee shall have the discretion at any time to add additional Performance Criteria and to modify any objectives or performance levels designated in relation to previously established Performance Criteria. The Performance Criteria for each Participant, once established, shall continue for subsequent Fiscal Years unless modified by the Committee. Depending on the level of achievement of applicable Performance Criteria, a Participant’s actual Award can exceed his or her Target Award.

6.
Determination of Awards. After the end of each Fiscal Year and promptly upon availability of the Company’s audited financial statements, the Committee shall review and evaluate the Performance Criteria applicable to the Fiscal Year for each Participant in light of the Company’s and/or such Participant’s performance measured in accordance with such criteria, and shall determine whether and to what extent the Performance Criteria have been satisfied and the amount of the Award, if any, to be made to the Plan Participant. The executive officers of the Company shall provide all information necessary to enable the Committee to make the determination promptly following fiscal year-end. The Committee may in its discretion consult with such Participant’s immediate supervisor (i.e., responsible Vice President and/or the President and CEO) with respect to whether any Performance Criteria measured by such Participant’s individual performance have been achieved. Achievement of financial Performance Criteria shall be determined by adding back any past or current Award made under the Plan or any award under the 1982 Plan which otherwise would affect the result unless the Committee determines otherwise. If a Performance Criterion is not susceptible to objective measurement, the Committee shall determine the level of attainment in good faith on a subjective basis. Payment of Awards, less withholding taxes, shall be made to Participants as provided in section 7, but only upon the Committee’s certification that the applicable Performance Criteria have been satisfied and upon determination of the amount of each Award. No Award shall be deemed to be earned under the Plan prior to the Committee’s certification and Award determination.

Notwithstanding anything contained in this Plan to the contrary and regardless of whether any or all of the Performance Criteria have been achieved, whether in whole or in part, the Committee may in its discretion eliminate entirely, reduce, or increase any Award to a Participant in order to reflect additional considerations relating to the Company and/or such Participant’s individual performance. In determining whether an Award will be, eliminated, reduced or increased, the Committee shall consider any changes in circumstances which may have occurred during the Fiscal Year, including, without limitation, changes in accounting practices or applicable law, extraordinary items of gain or loss, discontinued operations, restructuring costs, sales or dispositions of assets and acquisitions, and such Participant’s individual performance. Any action by the Committee under this paragraph shall be conclusive and binding on the Company and the Participant.

7.	Payment of Awards.

(a)
Current Awards. Current Awards for a Fiscal Year shall be paid in a lump sum as soon as practicable after the Committee’s determination pursuant to Section 6 and in all events not later than the December 31 that follows the end of such Fiscal Year.

(b)
Deferred Awards. Prior to the beginning of any Fiscal Year, the Committee may, in its sole discretion, allow Participants to elect to defer payment of any Award they may receive with respect to that Fiscal Year beyond the date such Award would be paid pursuant to Section 7(a) but for such deferral election.  Any such deferral election shall be made in a form and manner prescribed by the Committee, shall be filed with the Committee no later than the last day of the Fiscal Year that proceeds the Fiscal Year to which the Award relates (or such earlier deadline as may be prescribed by the Committee). Any such deferral of payment must comply with any applicable requirements of Section 409A of the U.S. Internal Revenue Code.

8.	Designation of Beneficiaries.
Each Participant shall file with the Committee a written designation of the person or persons who shall be entitled to receive any amounts payable under this Plan after the Participant’s death. The Participant may designate natural persons, charitable institutions, trusts, or the Participant’s estate as beneficiaries. A Participant may name one or more contingent beneficiaries. Unless otherwise designated by a Participant, payments shall be divided equally among co-beneficiaries. A Participant may from time to time revoke or change a beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.
If no such beneficiary designation is in effect at the time of a Participant’s death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the payment of the amount, if any, payable under the Plan after his death shall be made to the Participant’s estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor.

9.	Administration.
The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors. The Committee shall have full power and authority to construe, interpret and administer the Plan. All decisions, actions or interpretations of the Committee shall be final, conclusive and binding upon all parties unless overruled by the Board of Directors.
The Committee shall consist of two or more members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or with cause by the Board of Directors. Any member of the Committee may resign at any time. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan. No member of the Committee shall be entitled to receive an Award under this Plan while serving on the Committee or within one year thereafter. The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee. No bond or other security need be required of the Committee or any member thereof in any jurisdiction.
The procedures for the proceedings of the Committee shall be established by resolution of the Board of Directors, absent which resolution the procedures applicable under the Company’s Bylaws to proceedings of the Board of Directors shall apply to the proceedings of the Committee.
No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the

Company shall indemnify and hold harmless each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, to the fullest extent permissible under the California General Corporation Law.

10.
Amendment or Termination. The Board of Directors reserves the right at any time to amend, suspend, or terminate the Plan in whole or in part and for any reason without the consent of any Participant or beneficiary; provided that no such action shall adversely affect the rights of Participants or beneficiaries with respect to Awards made prior to such action. Subject to the foregoing provision, any amendment, modification, suspension, or termination of any provisions of the Plan may be retroactively applied.

11.	General Provisions.
Nothing contained in the Plan shall give any Employee the right to be retained in the employ of the Company or affect the right of the Company to dismiss any Employee. The adoption of the Plan or designation of an Eligible Employee as a Plan Participant shall not create a right in any Employee to receive an Award under the Plan. No Award under the Plan shall be considered as compensation under any employee benefit plan of the Company except as otherwise determined by the Committee.
If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or is under any other disability, then any payment due him (unless a prior claim therefore has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan, the Company, and the Committee therefor.
Except insofar as may otherwise be required by law, no amount payable at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any amount payable under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper.
The Participant shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, joint venture or partnership between the Company and the Employee or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payments of such amounts.
All Deferred Awards under the Plan constitute unfunded deferred compensation arrangements for a select group of key management personnel and all rights thereunder shall be governed by and construed in accordance with the laws of California.
The Committee shall make such adjustments as it deems equitable in the event the Company changes its fiscal year.

12.	Effective Date of the Plan. This Plan shall be effective for Awards made for the Fiscal Year ending June 30, 2006. Awards made for any prior Fiscal Year shall be governed by the 1982 Plan.

FARMER BROS. CO.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, December 4, 2014
10:00 a.m.
FARMER BROS. CO.
PRINCIPAL EXECUTIVE OFFICES
20333 South Normandie Avenue
Torrance, CA 90502
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2014
The Company’s Proxy Statement and 2014 Annual Report on Form 10-K are available at:
http://proxy.farmerbros.com.

Farmer Bros. Co.
20333 South Normandie Avenue
Torrance, CA 90502	Proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON DECEMBER 4, 2014.
The undersigned stockholder of Farmer Bros. Co., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated October 28, 2014, and hereby constitutes and appoints Michael H. Keown and Mark J. Nelson or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company located at 20333 South Normandie Avenue, Torrance, California 90502, on December 4, 2014 at 10:00 a.m., Pacific Standard Time, and at any continuation, postponement or adjournment thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

See reverse for voting instructions.

Shareowner ServicesSM
P.O. Box 64945
St. Paul, MN 55164-0945
Address Change? Mark Box to the right and Indicate changes below: ☐

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.
The Board of Directors recommends a vote “FOR” the director nominees listed below.

1.	To elect two Class II directors for a three-year term expiring at the 2017 Annual Meeting of Stockholders:	1	Hamideh Assadi	☐	Vote FOR	☐	Vote WITHHELD
		2	Guenter W. Berger		all nominees		from all nominees
					(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
÷  Please fold here – Do not separate  ÷
The Board of Directors recommends a vote “FOR” Proposals 2, 3 and 4.

2.	Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.	☐	For	☐	Against	☐	Abstain
3.	Advisory vote on executive compensation.	☐	For	☐	Against	☐	Abstain
4.	Approval of amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan.	☐	For	☐	Against	☐	Abstain
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, and FOR Proposals 2, 3 and 4, and in accordance with the discretion of the persons appointed as proxies on such other matters as may properly come before the Annual Meeting, including any continuation, postponement or adjournment thereof, and any other matters incident to the conduct of the Annual Meeting. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in the accompanying Proxy Statement. In addition, no stockholder proposal was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board of Directors, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board of Directors.
If you plan to attend the Annual Meeting in person, you can obtain directions to the Company’s principal executive offices at http://proxy.farmerbros.com.

Date	Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.